Exhibit 10.2

                                                                 EXECUTION COPY


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                            FACILITY LEASE AGREEMENT

                            Dated as of May 25, 2004

                                     between

                              SE RAVENSWOOD TRUST,
                                 as Owner Lessor

                                       and

                            KEYSPAN-RAVENSWOOD, LLC,
                                    as Lessee



================================================================================

CERTAIN OF THE RIGHT, TITLE AND INTEREST OF THE OWNER LESSOR IN AND TO THIS LEASE AND THE RENT DUE AND TO BECOME DUE HEREUNDER HAVE BEEN ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, Wells Fargo Bank Northwest, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS INDENTURE TRUSTEE UNDER AN INDENTURE OF TRUST, MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT, DATED AS OF MAY 25, 2004, BETWEEN SAID INDENTURE TRUSTEE, AS SECURED PARTY, AND THE OWNER LESSOR, AS DEBTOR. SEE
SECTION 21 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF THE ORIGINAL HOLDER AND THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.


                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----



SECTION 1. DEFINITIONS............................................................................................1


SECTION 2. LEASE OF THE FACILITY..................................................................................1

         Section 2.1. Lease  1
         Section 2.2. Title; Personal Property....................................................................2

SECTION 3. FACILITY LEASE TERM AND RENT...........................................................................2

         Section 3.1. Basic Lease Term............................................................................2
         Section 3.2. Rent........................................................................................2
         Section 3.3. Supplemental Lease Rent.....................................................................3
         Section 3.4. Adjustment of Lease Schedules...............................................................4
         Section 3.5. Manner of Payments..........................................................................6

SECTION 4. DISCLAIMER OF WARRANTIES; RIGHT OF QUIET ENJOYMENT.....................................................6

         Section 4.1. Disclaimer of Warranties....................................................................6
         Section 4.2. Quiet Enjoyment.............................................................................7

SECTION 5. RETURN OF FACILITY.....................................................................................7

         Section 5.1. Return 7
         Section 5.2. Condition Upon Return.......................................................................8
         Section 5.3. Environmental Reports; Clean-up.............................................................9

SECTION 6. LIENS.................................................................................................10


SECTION 7. MAINTENANCE; REPLACEMENTS OF COMPONENTS...............................................................10

         Section 7.1. Maintenance................................................................................10
         Section 7.2. Replacement of Components..................................................................11

SECTION 8. MODIFICATIONS.........................................................................................12

         Section 8.1. Required Modifications.....................................................................12
         Section 8.2. Optional Modifications.....................................................................12
         Section 8.3. Title to Modifications.....................................................................12

SECTION 9. NET LEASE.............................................................................................13


SECTION 10. EVENTS OF LOSS.......................................................................................15

         Section 10.1. Occurrence of Events of Loss..............................................................15
         Section 10.2. Termination of Basic Lease Rent and Renewal Lease Rent; Application of Payments...........19
         Section 10.3. Rebuild or Replace........................................................................21
         Section 10.4. Application of Payments Not Relating to an Event of Loss..................................24
         Section 10.5. Certain Conditions to Termination.........................................................24

SECTION 11. INSURANCE............................................................................................24


SECTION 12. INSPECTION...........................................................................................24

                                       i



SECTION 13. TERMINATION OPTION FOR BURDENSOME EVENTS.............................................................25

         Section 13.1. Election to Terminate.....................................................................25
         Section 13.2. Solicitation of Offers; Payments Upon Termination.........................................26
         Section 13.3. Procedure for Exercise of Termination Option..............................................27
         Section 13.4. Assumption of the Notes...................................................................29
         Section 13.5. Certain Conditions to Termination.........................................................29

SECTION 14. TERMINATION FOR OBSOLESCENCE.........................................................................29

         Section 14.1. Termination...............................................................................29
         Section 14.2. Solicitation of Offers....................................................................30
         Section 14.3. Right of Owner Lessor to Retain the Owner Lessor's Interest...............................30
         Section 14.4. Procedure for Exercise of Termination Option..............................................31
         Section 14.5. Certain Conditions to Termination.........................................................33

SECTION 15. FACILITY LEASE RENEWAL...............................................................................33

         Section 15.1. First Wintergreen Renewal Lease Term......................................................33
         Section 15.2. Second Wintergreen Renewal Lease Term.....................................................33
         Section 15.3. Fair Market Value Renewal Lease Terms.....................................................34
         Section 15.4. Renewal Lease Rent for the Renewal Lease Terms............................................35
         Section 15.5. Determination of Fair Market Rental Value.................................................35
         Section 15.6. Termination Value During Renewal Lease Terms..............................................35

SECTION 16. EVENTS OF DEFAULT....................................................................................36


SECTION 17. REMEDIES.............................................................................................38

         Section 17.1. Remedies for Lease Event of Default.......................................................38
         Section 17.2. Cumulative Remedies.......................................................................42
         Section 17.3. No Delay or Omission to be Construed as Waiver............................................42

SECTION 18. SECURITY INTEREST AND INVESTMENT OF SECURITY FUNDS...................................................42


SECTION 19. LESSEE'S RIGHT TO SUBLEASE...........................................................................42


SECTION 20. OWNER LESSOR'S RIGHT TO PERFORM......................................................................44


SECTION 21. SECURITY FOR OWNER LESSOR'S OBLIGATION TO THE INDENTURE TRUSTEE......................................44


SECTION 22. MISCELLANEOUS........................................................................................44

         Section 22.1. Amendments and Waivers....................................................................44
         Section 22.2. Notices...................................................................................45
         Section 22.3. Survival..................................................................................46
         Section 22.4. Successors and Assigns....................................................................47
         Section 22.5. "True Lease"..............................................................................47
         Section 22.6. Governing Law.............................................................................47
         Section 22.7. Severability..............................................................................47

                                       ii



         Section 22.8. Counterparts..............................................................................47
         Section 22.9. Headings and Table of Contents............................................................47
         Section 22.10. Further Assurances.......................................................................47
         Section 22.11. Limitation of Liability..................................................................47
         Section 22.12. Measuring Life...........................................................................48
         Section 22.13. New York Sales Taxes.....................................................................48

SCHEDULE A     -   BASIC LEASE RENT PAYMENTS
SCHEDULE B     -   ALLOCATION OF RENT, PREPAID RENT AMOUNTS AND INTEREST ON
                   PREPAID RENT
SCHEDULE C     -   TERMINATION VALUES
SCHEDULE D     -   INSURANCE
EXHIBIT A      -   DESCRIPTION OF FACILITY SITE
EXHIBIT B      -   DESCRIPTION OF THE FACILITY

                            FACILITY LEASE AGREEMENT

     This FACILITY LEASE AGREEMENT, dated as of May 25, 2004 (this "Facility Lease"), between SE Ravenswood Trust, a Delaware statutory trust (the "Owner Lessor"), and KEYSPAN-RAVENSWOOD, LLC, a New York limited liability company (the "Lessee").

                                   WITNESSETH:

     WHEREAS, pursuant to the Deed and Bill of Sale of even date herewith, the Owner Lessor has acquired the Facility (as more fully described on Exhibit B) from the Lessee;

     WHEREAS, pursuant to this Facility Lease, the Owner Lessor desires to lease the Facility to the Lessee for the Basic Lease Term and any Renewal Lease Term provided herein, and the Lessee desires to lease the Facility from the Owner Lessor on such terms;

     WHEREAS, the Facility is located on the Facility Site (as more particularly described on Exhibit A hereto); and

     WHEREAS, pursuant to the Site Lease, the Lessee is granting and conveying the Ground Interest to the Owner Lessor for the Site Lease Term and pursuant to the Site Sublease the Owner Lessor is subleasing the Facility Site and granting a right to use the Easements to the Lessee for a term equal to a term of this Facility Lease, including any renewals hereof;

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        DEFINITIONS

     Unless the context hereof otherwise requires, capitalized terms used in this Facility Lease, including those in the recitals, and not otherwise defined herein shall have the respective meanings specified therefor in Appendix A to the Participation Agreement, dated as of May 25, 2004, among the Lessee, the Owner Lessor, SE Ravenswood Lease, L.L.C., Wilmington Trust Company, and Wells Fargo Bank Northwest, N.A., as Indenture Trustee and Pass Through Trustee. The general provisions of such Appendix A shall apply to this Facility Lease, including the terms specifically defined herein.

SECTION 2.        LEASE OF THE FACILITY

     Section 2.1. Lease. The Owner Lessor hereby leases the Facility, upon the terms and conditions set forth herein, to the Lessee for the Basic Lease Term and, subject to the Lessee's exercise of the renewal option or options in
Section 15, one or more Renewal Lease Terms, and the Lessee hereby leases the Facility, upon the terms and conditions set forth herein, from the Owner Lessor for such term. The Facility shall be subject to the terms of this Facility Lease from the date on which this Facility Lease is executed and delivered.

Section 2.2. Title; Personal Property. Title to the Facility and every portion thereof, is severed, and shall be and remain severed, from title to the real estate constituting the Facility Site (or the Ground Interest), and shall not, except as specifically contemplated by the Operative Documents, be affected in any way by any instrument dealing with the Facility Site (or the Ground Interest) or any part thereof. The Facility constitutes personal property for all purposes, other than possibly for the purposes of laws relating to ad valorem or property taxes.

SECTION 3.        FACILITY LEASE TERM AND RENT

     Section 3.1. Basic Lease Term. The basic term of this Facility Lease (the "Basic Lease Term") shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on May 25, 2040 (the "Expiration Date"), subject to earlier termination in whole pursuant to Section 10, 13, 14 or 17 hereof.

     Section 3.2. Rent.

     (a) Basic and Renewal Lease Rent. (i) Payment of Basic Lease Rent. The Lessee hereby agrees to pay to the Owner Lessor on each Basic Lease Rent Payment Date during the Basic Lease Term, unless this Facility Lease is earlier terminated in accordance with the express provisions hereof, an amount equal to the product of the Purchase Price and the percentage set forth opposite such Basic Lease Rent Payment Date in column (b) of Schedule A under the heading "Basic Lease Rent Payment Percentage" ("Basic Lease Rent"). The Basic Lease Rent payable hereunder constitutes compensation to the Owner Lessor for the lease of the Facility to the Lessee under this Facility Lease determined after taking Interest on Prepaid Rent into account. The Basic Lease Rent payable under this
Section 3.2(a), together with any Renewal Lease Rent payable pursuant to Section 15 and any Supplemental Lease Rent payable pursuant to Section 3.3, fully satisfies the obligation of the Lessee to pay rent under this Facility Lease.

     (ii) Allocated Rent. Basic Lease Rent attributable to the lease of the Facility by the Owner Lessor to the Lessee under this Facility Lease shall be allocated to each full or partial calendar year during the Basic Lease Term (each, a "Rental Period") in an amount equal to the product of the Purchase Price and the percentage set forth opposite such Rental Period in column (b) of Schedule B under the heading "Rent Allocated to Rental Period" (the "Allocated Rent"). Within each such Rental Period, Allocated Rent shall be allocated on a level basis by month and on a level daily basis within each month. It is the intention of the Owner Lessor and the Lessee that the allocation of Basic Lease Rent to each Rental Period as provided in this Section 3.2(a)(ii) constitutes a specific allocation of fixed rent within the meaning of Treasury Regulation section 1.467-1(c)(2)(ii). The Owner Lessor and the Lessee, on any Federal income tax returns filed by them (or on any Federal income tax returns on which their income is included), shall accrue as rental income and rental expense, respectively, for each Rental Period the Allocated Rent for such Rental Period. For the avoidance of doubt, the Allocated Rent has been determined without taking Interest on Prepaid Rent into account.

     (iii)Prepaid Rent Amounts and Interest on Prepaid Rent. To the extent that the sum of the cumulative amount of Basic Lease Rent payable as of the close of any Rental Period plus an amount equal to the absolute value of Interest on Prepaid Rent taken into account in the determination thereof exceeds the cumulative amount of Allocated Rent as of the close of the succeeding Rental Period, it is the intention of the Owner Lessor and the Lessee that such excess constitutes prepaid rent within the meaning of Treasury Regulation section 1.467-1(c)(3)(ii) and interest shall accrue thereon at the Prepaid Rent Interest Rate. The Lessee shall be considered to have prepaid rent in an aggregate amount as of the end of a Rental Period equal to the product of the Purchase Price and the percentage set forth opposite such Rental Period in column (e) of Schedule B under the heading "Prepaid Rent Amount" (each, a "Prepaid Rent Amount"). The Owner Lessor and the
          Lessee, on any Federal income tax returns filed by them (or on any Federal income tax returns on which their income is included), shall accrue the amounts of interest expense and interest income, respectively, set forth for each Rental Period in an amount equal to the product of the Purchase Price and the percentage set forth opposite such Rental Period in column (f) of Schedule B under the heading "Interest on Prepaid Rent" (the "Interest on Prepaid Rent").

               Interest on Prepaid Rent is included in the calculation of Basic Lease Rent, and Interest on Prepaid Rent as well as Overpayment of Basic Lease Rent and Underpayment of Basic Lease Rent are included in the calculation of Termination Values (except that Interest on Prepaid Rent is not included in the calculation of Termination Values on Termination Dates that are also Basic Lease Rent Payment Dates because such Interest on Prepaid Rent has been taken into account in the calculation of the Basic Lease Rent payable on such Termination Dates), are payable as a portion thereof, and have been taken into account in the calculation of the percentage set forth under the heading "Basic Lease Rent Payment Percentage" on Schedule A hereto and under the heading "Termination Value Percentage" on Schedule C hereto. In no event shall any Prepaid Rent Amount, Interest on Prepaid Rent, Overpayment of Basic Lease Rent or Underpayment of Basic Lease Rent be separately payable (including upon any termination of this Facility Lease, and regardless of whether or not Termination Value shall be payable in connection with any such termination) except as expressly set forth in this Facility Lease.

               (iv) Renewal Lease Rent. Renewal Lease Rent, if any, shall be paid and allocated as set forth in Section 15.

     Section 3.3. Supplemental Lease Rent. The Lessee also agrees to pay to the Owner Lessor, or to any other Person entitled thereto as expressly provided herein or in any other Operative Document, as appropriate, any and all Supplemental Lease Rent, promptly as the same shall become due and owing, or where no due date is specified, promptly after demand by the Person entitled thereto, and in the event of any failure on the part of the Lessee to pay any Supplemental Lease Rent, the Owner Lessor shall have all the same rights, powers and remedies as are provided for herein or by law or equity or otherwise for the failure to pay Basic Lease Rent or Renewal Lease Rent. The Lessee will also pay as Supplemental Lease Rent, to the extent permitted by Applicable Law, an amount equal to interest at the Overdue Rate on any part of any payment of Basic Lease Rent or Renewal Lease Rent not paid when due for any period for which the same shall be overdue and on any Supplemental Lease Rent not paid when due (whether on demand or otherwise) for the period from such due date until the same shall be paid. The Lessee also agrees to pay as Supplemental Lease Rent an amount equal to any Make Whole Premium required to be paid pursuant to the Indenture or any Note; provided that the Lessee shall have the right to the exclusion of the Owner Lessor to agree with the Indenture Trustee as to the amount of such Make Whole Premium. All Supplemental Lease Rent to be paid pursuant to this Section
3.3 shall be payable in the manner set forth in Section 3.5.

     Section 3.4. Adjustment of Lease Schedules.

     (a) The Lessee and the Owner Lessor agree that Basic Lease Rent, Renewal Lease Rent (if applicable), Allocated Rent, Prepaid Rent Amounts, Interest on Prepaid Rent, Overpayment of Basic Lease Rent, Underpayment of Basic Lease Rent and Termination Values shall be adjusted, either upwards or downwards, to reflect (i) the issuance of any Additional Lessor Notes pursuant to Section 2.12 of the Indenture in connection with a refunding or refinancing of any Notes pursuant to Section 11.2 of the Participation Agreement, and (ii) the issuance of Additional Lessor Notes pursuant to Section 2.12 of the Indenture in connection with the financing of Modifications pursuant to Section 11.1 of the Participation Agreement.

     (b) Any adjustments pursuant to this Section 3.4 shall be calculated to preserve the Owner Participant's Net Economic Return; provided, however, that to the extent consistent with preserving such objective, all adjustments shall, at the option of the Lessee, be calculated to minimize (x) the net present value to the Lessee of the Basic Lease Rent and/or (y) to the extent possible, the average annual Basic Lease Rent over the Basic Lease Term for the Guarantor's GAAP accounting purposes. Adjustments will be made using the same method of computation and assumptions, including Tax Assumptions and Pricing Assumptions, originally used (other than those that have changed as the result of the event giving rise to the adjustment) in the calculation of the Basic Lease Rent and
Termination Values and shall comply with Applicable Law, as well as the requirements of Revenue Procedure 2001-28, 2001-19 I.R.B. 1156, Revenue Procedure 2001-29, 2001-19 I.R.B. 1160, and Section 467 of the Code and the Treasury Regulations thereunder (except to the extent that the original Transaction did not comply therewith), each as in effect at the time of such adjustment, and shall not cause this Facility Lease to be a "disqualified leaseback or long-term agreement" within the meaning of Section 467 of the Code or any such Treasury Regulations thereunder as in effect as of the date of such adjustment. Without limiting the generality of the foregoing, the entire benefit of any adjustments made pursuant to this Section 3.4 to reflect the effects of any refunding or refinancing of any Notes pursuant to Section 11.2 of the Participation Agreement shall be for the account of the Lessee.

     (c) Anything herein or in any other Operative Document to the contrary notwithstanding, Basic Lease Rent payable on any Basic Lease Rent Payment Date, whether or not adjusted in accordance with this Section 3.4, shall, in the aggregate, be in an amount at least sufficient to pay in full principal and interest payable on the Notes on such Basic Lease Rent Payment Date. Anything herein or in any other Operative Document to the contrary notwithstanding,

Termination Values payable on any date under this Facility Lease, whether or not adjusted in accordance with this Section 3.4, shall in the aggregate, together with all other Rent due and owing on such date, exclusive of any portion thereof that is an Excepted Payment, be in an amount at least sufficient to pay in full the principal of, Make Whole Premium, if any, and accrued interest on the Notes payable on such date. No adjustment made pursuant to Section 3.4(a)(i) (in respect of a partial refinancing) or Section 3.4(a)(ii) shall affect the amortization of the existing Notes.

     (d) Any adjustment pursuant to this Section 3.4 shall initially be computed by the Owner Participant, subject to the verification procedure described in this Section 3.4(d). Once computed, the results of such computation shall promptly be delivered by the Owner Participant to the Lessee. Within 20 days after the receipt of the results of any such adjustment, the Lessee may request that a nationally recognized firm of accountants or lease advisors selected by the Owner Participant and reasonably satisfactory to the Lessee (the "Verifier") verify, after consultation with the Owner Participant and the Lessee, the accuracy of such adjustment in accordance with this Section 3.4. The Owner Participant and the Lessee hereby agree (i) each shall have the right to communicate with the Verifier, and (ii) subject to the execution by the Verifier of an appropriate confidentiality agreement, to provide the Verifier with all information and materials (other than income tax returns or accounting records) as shall be necessary in connection therewith. If the Verifier confirms that such adjustment is in accordance with this Section 3.4, it shall so certify to the Lessee, the Owner Lessor and the Owner Participant and such certification shall be final, binding and conclusive on the Lessee, the Owner Participant and the Owner Lessor. If the Verifier concludes that such adjustment is not in accordance with this Section 3.4, and the adjustments to Basic Lease Rent, Allocated Rent, Prepaid Rent Amounts, Interest on Prepaid Rent, Overpayment of Basic Lease Rent, Underpayment of Basic Lease Rent or Termination Value calculated by the Verifier are different from those calculated by the Owner Participant, then it shall so certify to the Lessee, the Owner Lessor and the Owner Participant and the Verifier's calculation shall be final, binding and conclusive on the Lessee, the Owner Lessor and the Owner Participant. If the Lessee does not request verification of any adjustment within the period specified above, the computation provided by the Owner Participant shall be final, binding and conclusive on the Lessee, the Owner Lessor and the Owner Participant. The final determination of any adjustment hereunder shall be set forth in an amendment to this Facility Lease, executed and delivered by the Owner Lessor and the Lessee and consented to by the Owner Participant; provided, however, that any omission to execute and deliver such amendment shall not affect the validity and effectiveness of any such adjustment. The reasonable fees, costs and expenses of the Verifier in verifying an adjustment pursuant to this Section 3.4 shall be paid by the Lessee; provided, however, that, in the event that such Verifier determines that the present value of Basic Lease Rent to be made under this Facility Lease as calculated by the Owner Participant is greater than the present value of the correct Basic Lease Rent as certified by the Verifier, in each case, discounted semi-annually on each Basic Lease Rent Payment Date at the Discount Rate, by more than five basis points, then such expenses of the Verifier shall be paid by the Owner Participant. Notwithstanding anything herein to the contrary, the sole responsibility of the Verifier shall be to verify the calculations hereunder and matters of interpretation of this Facility Lease or any other Operative Document shall not be within the scope of the Verifier's responsibilities.

     Section 3.5. Manner of Payments. All Rent (whether Basic Lease Rent, Renewal Lease Rent or Supplemental Lease Rent) shall be paid by the Lessee in lawful currency of the United States of America in immediately available funds to the recipient not later than 11:00 a.m. (New York City time) on the due date therefor. All Rent payable to the Owner Lessor (other than Excepted Payments and other than Rent payable pursuant to Section 13.2(b), 13.3, 14.3, 14.4 or 17.1) shall be paid by the Lessee to the Owner Lessor by payment to the Owner Lessor's Account, or to such other place as the Owner Lessor shall notify the Lessee in writing; provided, however, that so long as the Lien of the Indenture has not been terminated or discharged, the Owner Lessor hereby irrevocably directs (it being agreed and understood that such direction shall be deemed to have been revoked after the Lien of the Indenture shall have been terminated or discharged in accordance with its terms), and the Lessee agrees, that all payments of Rent (other than Excepted Payments) payable to the Owner Lessor shall be paid to the Indenture Trustee's Account or to such other account as the Indenture Trustee shall notify the Lessee in writing pursuant to the Indenture. Payments constituting Excepted Payments shall be made to the Person entitled thereto at the address for such Person set forth in the Participation Agreement, or to such other place as such Person shall notify the Lessee in writing.

     SECTION 4. DISCLAIMER OF WARRANTIES; RIGHT OF QUIET ENJOYMENT

     Section 4.1. Disclaimer of Warranties.

     (a) Without waiving any claim the Lessee may have against any manufacturer, vendor or contractor, THE LESSEE ACKNOWLEDGES AND AGREES SOLELY FOR THE BENEFIT OF THE OWNER LESSOR, THE OWNER TRUSTEE, THE OWNER PARTICIPANT, THE INDENTURE TRUSTEE AND THE PASS THROUGH TRUSTEE THAT (i) THE FACILITY AND EACH COMPONENT THEREOF IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE ACCEPTABLE TO THE LESSEE,
(ii) THE LESSEE IS SATISFIED THAT THE FACILITY AND EACH COMPONENT THEREOF IS SUITABLE FOR THEIR RESPECTIVE PURPOSES, (iii) NONE OF THE OWNER LESSOR, THE OWNER TRUSTEE, OR THE OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN
PROPERTY OF SUCH KIND, (iv) THE FACILITY IS LEASED HEREUNDER TO THE EXTENT PROVIDED HEREBY FOR THE BASIC LEASE TERM AND THE RENEWAL LEASE TERMS, IF ANY, SPECIFIED HEREIN SUBJECT TO ALL APPLICABLE LAWS NOW IN EFFECT OR HEREAFTER ADOPTED, INCLUDING (1) ZONING REGULATIONS, (2) ENVIRONMENTAL LAWS OR (3) BUILDING RESTRICTIONS, AND IN THE STATE AND CONDITION OF EVERY PART THEREOF WHEN THE SAME FIRST BECAME SUBJECT TO THIS FACILITY LEASE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE OWNER LESSOR OR THE OWNER PARTICIPANT AND (v) THE OWNER LESSOR LEASES FOR THE BASIC LEASE TERM AND THE RENEWAL LEASE TERMS, IF ANY, SPECIFIED HEREIN AND THE LESSEE TAKES THE FACILITY UNDER THIS FACILITY LEASE "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS", AND THE LESSEE ACKNOWLEDGES THAT NONE OF THE OWNER LESSOR, THE OWNER TRUSTEE, THE OWNER PARTICIPANT, THE INDENTURE TRUSTEE OR THE PASS THROUGH TRUSTEE MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS

FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY THEREOF OR AS TO THE TITLE OF THE FACILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, except that the Owner Lessor represents and warrants that on the Closing Date, the Facility will be free of Owner Trustee's Liens attributable to the Owner Lessor. It is agreed that all such risks, as between the Owner Lessor, the Owner Trustee, the Equity Investor and the Owner Participant on the one hand and the Lessee on the other hand are to be borne by the Lessee with respect to acts, occurrences or omissions during the Facility Lease Term. None of the Owner Lessor, the Owner Trustee, the Owner Participant, the Indenture Trustee or the Pass Through Trustee shall have any responsibility or liability to the Lessee or any other Person with respect to any of the following occurring during the Facility Lease Term: (x) any liability, loss or damage caused or alleged to be caused directly or indirectly by the Facility or any Component or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith; (y) the use, operation or performance of the Facility or any Component thereof or any risks relating thereto; or (z) the delivery, operation, servicing, maintenance, repair, improvement, replacement or decommissioning of the Facility or any Component thereof. The provisions of this paragraph (a) of this Section 4.1 have been negotiated, and, except to the extent otherwise expressly stated herein or in Sections 3.2(f) and 3.4(f) of the Participation Agreement, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties of the Owner Lessor and the Owner Participant, express or implied, with respect to the Facility or any Component thereof that may arise pursuant to any Applicable Law now or hereafter in effect, or otherwise.

     (b) During the Facility Lease Term, so long as no Lease Event of Default shall have occurred and be continuing, the Owner Lessor hereby appoints irrevocably and constitutes the Lessee its agent and attorney-in-fact, coupled with an interest, to assert and enforce, from time to time, in the name and for the account of the Owner Lessor and the Lessee, as their interests may appear, but in all cases at the sole cost and expense of the Lessee, whatever claims and rights the Owner Lessor may have in respect of the Facility or any Component thereof against any manufacturer, vendor or contractor, or under any express or implied warranties relating to the Facility or any Component thereof.

     Section 4.2. Quiet Enjoyment. The Owner Lessor acknowledges notice of the Site Lease and Site Sublease and expressly agrees that, so long as no Lease Event of Default has occurred and is continuing, neither the Owner Lessor nor any party acting by, through or under the Owner Lessor (other than the Indenture Trustee) shall take or cause to be taken any action contrary to the Lessee's rights under this Facility Lease and the Site Sublease, including the right to possession, use and quiet enjoyment of the Facility, the Facility Site and the Easements.

SECTION 5.        RETURN OF FACILITY

     Section 5.1. Return. Upon expiration or early termination of this Facility Lease, the Lessee, at its own expense, shall return the Facility (together with any Modifications to the Facility title to which shall have vested in the Owner

Lessor pursuant to the first sentence of Section 8.3) to the Owner Lessor or any transferee or assignee of the Owner Lessor by surrendering the Facility into the possession of the Owner Lessor or such transferee or assignee at the Facility Site. In connection with such return, the Lessee shall:

          (i) assign, to the extent permitted by Applicable Law, and shall cooperate with all reasonable requests of the Owner Participant, the Owner Trustee, the Owner Lessor or any transferee or assignee of any of such parties for purposes of obtaining, or enabling the Owner Participant, the Owner Trustee, the Owner Lessor or such transferees or assignees to obtain, any and all Governmental Approvals and licenses, permits, approvals and consents of any other Persons that are or will be required to be obtained by the Owner Participant, the Owner Trustee, the Owner Lessor or such transferee or assignee in connection with the use, operation or maintenance of the Facility on or after such return in compliance with Applicable Law; provided that if any such Governmental Approval or other license, permit, approval or consent also relates to any other facilities, the Lessee and the Owner Lessor shall enter into mutually satisfactory arrangements so that the Facility and such other facilities may each be owned, operated and maintained in a commercially reasonable manner;

          (ii) provide the Owner Lessor or a transferee or assignee of the Owner Lessor copies of all documents (including equipment inspection reports and maintenance records and all Governmental Approvals and related materials), instruments, plans, maps, specifications, manuals, drawings and other documentary materials relating to the installation, maintenance, operation, construction, design, modification and repair of the Facility as shall be in the Lessee's possession and shall be reasonably appropriate or necessary for the continued operation of the Facility. Upon such return, the right to use the Facility granted hereunder for the benefit of the Lessee shall cease and terminate; and

          (iii) assign any long-term service contracts specifically applicable only to the Facility to the extent such assignment is permitted under such contract without the consent of the counterparty thereto.

          Section 5.2. Condition Upon Return. At the time of the return of the Facility by the Lessee to the Owner Lessor or any transferee or assignee of the Owner Lessor pursuant to Section 5.1, the following conditions shall be complied with, all at the Lessee's sole cost and expense; provided that this Section 5.2 shall not apply to any return pursuant to Section 10:

     (a) the Facility shall be free and clear of all Liens (other than Permitted Liens of the type specified in (b) (other than Indenture Trustee's Liens), (h),
(i), (j), (k), (l) or (m) of the definition thereof and the interests of the Owner Participant and the Owner Lessor under any of the Operative Documents);

     (b) the Facility shall be in at least as good a condition as if it had been maintained and operated during the Facility Lease Term in compliance with the provisions of this Facility Lease, ordinary wear and tear excepted;

     (c) if this Facility Lease is being terminated and the Facility is being transferred to a third party pursuant to Section 13, 14 or 17, the Lessee, at the request of the Owner Lessor, shall enter into a site lease (substantially in the form of the Site Lease) and an assignment and assumption agreement with such third party or make other arrangements reasonably acceptable to such third party to permit such third party access to and use of the Facility, the Facility Site and the Ground Interest; and

     (d) the Lessee,  at the request of the Owner Lessor made in accordance with
Section 8.3, shall sell to the Owner Lessor (or its designee or transferee) at the then Fair Market Sales Value thereof, determined by agreement between the Lessee and the Owner Lessor, or absent agreement, by an appraisal conducted according to the Appraisal Procedure, each Severable Modification to the Facility title to which has not vested in the Owner Lessor as set forth in the first sentence of Section 8.3, subject to all existing encumbrances. The appraiser's fees and expenses incurred pursuant to this clause (d) shall be paid by the Owner Lessor.

Section 5.3.      Environmental Reports; Clean-up.

     (a) In connection with the return of the Facility to the Owner Lessor at the Expiration Date or the expiration of the last Renewal Lease Term elected by the Lessee or pursuant to Section 17, the Lessee shall, at its own expense, provide the Owner Lessor and the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee (a) not later than nine (9) months prior to the later of the Expiration Date or the expiration date of the last Renewal Lease Term elected by the Lessee, or (b) in connection with any return pursuant to Section 17 of this Facility Lease, as promptly as possible prior to such return, a Phase I Survey (as defined below) as to the environmental conditions or circumstances of the Facility and the Facility Site and the presence or absence of any Environmental Conditions that reasonably could give rise to a liability or a potential liability. Such survey shall be conducted in conformance with American Society for Testing and Materials (ASTM) standards for a Phase I environmental site assessment and shall include a review of the compliance or non-compliance of the Facility and Facility Site at the time of the return of the Facility with any applicable Environmental Laws, as then currently in effect (together, a "Phase I Survey") performed not more than 90 days prior to the date such report is provided to the Owner Participant and the Indenture Trustee, by a reputable environmental consulting firm (selected by the Lessee and reasonably acceptable to the Owner Participant). The Phase I Survey will only be expanded to a Phase II environmental site assessment conducted in conformance with the ASTM standards (a "Phase II Survey") if, as a result of the Phase I Survey, facts are revealed that would reasonably necessitate a Phase II Survey; provided, however, that such facts were not otherwise previously identified in the scope of work, site investigation results, contaminant fate and transport, conclusions and recommendations sections of the environmental reports listed as items 13, 14 and 21 in Schedule 4(w) to the Participation Agreement. The provisions of such Phase I Survey or Phase II Survey shall not relieve the Lessee of any indemnification obligation or liability with respect to Environmental Conditions or any non-compliance with Environmental Laws existing at the time of such return, whether known or unknown, in respect of the Facility or the Facility Site.

     (b) If the Phase I Survey or Phase II Survey delivered pursuant to Section 5.3(a) indicates that, or at the time of any return of the Facility pursuant to
Section 5.1 (other than pursuant to Section 10) the Lessee has received written notice or otherwise has Actual Knowledge that, any action (including clean-up, investigation, abatement, correction, removal or remediation) is then required under any then applicable Environmental Laws as then currently in effect (whether indicated in the Phase I Survey or Phase II Survey or otherwise and including any action then required under applicable Environmental Laws (as then currently in effect) for the Facility to be then in compliance with such Environmental Laws), the Lessee shall, at its own expense, within 90 days of the Owner Lessor having received such Phase I Survey or Phase II Survey, or, provide the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee with a remediation plan reasonably satisfactory to the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee designed to effect compliance with then applicable Environmental Laws (as then currently in effect) and the return conditions set forth in this Section 5 as promptly as is reasonably practical (and in any event prior to the expiration of the Facility Lease Term) and without materially adversely affecting the continued operation of the Facility. To the extent that any action (including clean-up, investigation, abatement, correction, removal or remediation) required to be taken under this Section 5.3(b) cannot reasonably be completed prior to expiration or termination of this Facility Lease, the Lessee shall complete such action (including clean-up, investigation, abatement, correction, removal or remediation) as promptly thereafter as is reasonably practical, and in addition the Lessee shall provide to the Owner Lessor and the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee, adequate financial assurance during such period following the end of the Facility Lease Term with respect to the ability of the Lessee (or any other Person responsible therefor) to satisfy such obligation. The obligations of the Lessee set forth in this Section 5.3(a) and (b) shall survive the termination of this Facility Lease and the expiration of the Facility Lease Term.

SECTION 6.        LIENS

     The Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Facility (or any Component thereof), the Ground Interest or the Operative Documents, or the Owner Lessor's or Owner Participant's interest therein, except Permitted Liens. The Lessee shall promptly notify the Owner Lessor and the Indenture Trustee of the imposition of any such Lien of which the Lessee is aware and shall promptly at its own expense take such action as may be necessary to fully discharge and release such Lien.

SECTION 7.        MAINTENANCE; REPLACEMENTS OF COMPONENTS

     Section 7.1. Maintenance. The Lessee, at its own cost and expense, will (a) cause the Facility to be maintained in good condition, repair and working order, ordinary wear and tear excepted, and in any event in all material respects (i) in accordance with Prudent Industry Practice without discrimination by reason of the leased status of the Facility as compared to other comparable property owned or leased by the Lessee or its Affiliates; (ii) in compliance with all Applicable Laws of any Governmental Entity having jurisdiction unless such non-compliance could not reasonably be expected to result in a Material Adverse Effect; provided, however, that the Lessee may, in good faith and by appropriate proceedings, diligently contest the validity or application of any Applicable Law in any reasonable manner that (A) does not involve any risk of foreclosure, sale or forfeiture or loss of the Facility or any substantial part thereof or the Facility Site (in each case, unless such risk is not material) or the impairment of the use, operation or maintenance of the Facility in any material respect, and (B) could not result in any criminal liability being incurred by, or could not reasonably be expected to have any material adverse effect on the interests of, the Owner Participant (or any Affiliate thereof), the Owner Trustee or the Owner Lessor, including subjecting the Owner Participant (or any Affiliate thereof), the Owner Trustee or the Owner Lessor to regulation as a public utility under Applicable Law; and (iii) in accordance with the terms of all insurance policies required to be maintained with respect to the Facility pursuant to Section 11; and (b) cause to be made, at its own cost and expense, all repairs, renewals, replacements and improvements thereof, all as in the judgment of the Lessee may be necessary so that the Facility may be operated in accordance with its intended purpose.

     Section 7.2. Replacement of Components. In the ordinary course of maintenance, service, repair or testing of the Facility or any Component, the Lessee, at its sole cost and expense, may remove or cause or permit to be removed from the Facility any Component; provided, however, that the Lessee shall (a) cause such Component to be replaced by a replacement Component which shall be free and clear of all Liens (except Permitted Liens) and in at least as good operating condition as the Component replaced, assuming that the Component replaced was maintained in accordance with this Facility Lease (each such replacement Component being herein referred to as a "Replacement Component"); and (b) cause such replacement to be performed in such a manner and with such a Replacement Component as shall not (i) materially diminish the current or residual value, remaining useful life or utility of the Facility as a whole below the current or residual value, the remaining useful life or the utility thereof immediately prior to such replacement (assuming the Facility was then in the condition required to be maintained by the terms of this Facility Lease) or
(ii) cause the Facility or any substantial portion thereof to become "limited use" property within the meaning of Revenue Procedure 2001-28, 2001-19 I.R.B. 1156 or Revenue Procedure 2001-29, 2001-19 I.R.B. 1160. If any Component to the Facility that is subject to this Facility Lease is at any time removed from the Facility, such Component shall remain subject to this Facility Lease, wherever located, until such time as such Component shall be replaced by a Replacement Component which has been incorporated in the Facility and which meets the requirements for Replacement Components specified above. Immediately upon any Replacement Component becoming incorporated in the Facility, without further act (and at no cost to the Owner Lessor and with no adjustment to the Purchase Price, Basic Lease Rent or Renewal Lease Rent), (x) the replaced Component shall no longer be subject to this Facility Lease, (y) title to such replaced Component shall thereupon vest in the Lessee or such other Person as shall be designated by the Lessee, free and clear of all rights of the Owner Lessor and the Indenture Trustee, and (z) title to the Replacement Component shall thereupon vest with the Owner Lessor and shall (i) become subject to this Facility Lease and the Lien of the Indenture, and (ii) be deemed a part of the Facility for all purposes of this Facility Lease and the other Operative Documents. Notwithstanding anything in this Section 7.2 or elsewhere in this Facility Lease to the contrary, if the Lessee has determined that a Component is surplus or obsolete, it shall have the right to remove such Component without replacing it; provided, that no such Component may be so removed without being replaced if such removal would materially diminish the current or residual value, remaining useful life or utility of the Facility as a whole below the current or residual value, the remaining useful life or the utility thereof immediately prior to such removal (assuming the Facility was then in the condition required to be maintained by the terms of this Facility Lease) or cause the Facility or any substantial portion thereof to become "limited use" property within the meaning of Revenue Procedure 2001-28, 2001-19 I.R.B. 1156 or Revenue Procedure 2001-29, 2001-19 I.R.B. 1160.

SECTION 8.        MODIFICATIONS

     Section 8.1. Required Modifications. The Lessee, at its sole cost and expense, shall make or cause to be made all Modifications to the Facility as are required (a) by Applicable Law or (b) to maintain in effect any insurance policy required to be maintained with respect to the Facility pursuant to Section 11 hereof (each, a "Required Modification"); provided, however, that the Lessee may, in good faith and by appropriate proceedings, diligently contest the validity or application of any Applicable Law in any reasonable manner that (i) does not involve any danger of foreclosure, sale or forfeiture or loss of any part of the Facility or any substantial part thereof or the Facility Site (in each case unless such risk is not material) or impair the use, operation or maintenance of the Facility in any material respect, and (ii) could not result in any criminal liability being incurred by, or could not reasonably be expected to have any material adverse effect on the interests of, the Owner Participant (or any Affiliate thereof), the Owner Trustee or the Owner Lessor, including subjecting the Owner Participant (or any Affiliate thereof), the Owner Trustee or the Owner Lessor to regulation as a public utility under Applicable Law.

     Section 8.2. Optional Modifications. The Lessee at any time may, at its sole cost and expense, make or cause or permit to be made any Modification to the Facility as the Lessee considers desirable in the proper conduct of its business (any such Modification that is not a Required Modification being referred to as an "Optional Modification"); provided that the Lessee shall not make and shall prevent from being made any Optional Modification to the Facility that would (i) materially diminish the current or residual value, utility (other than with respect to Optional Modifications for pollution control equipment) or remaining useful life of the Facility as a whole, below the current or residual value, utility (other than with respect to Optional Modifications for pollution control equipment) or remaining useful life of the Facility as a whole immediately prior to such Optional Modification (assuming the Facility was then in the condition required to be maintained by the terms of this Facility Lease, but without regard to any Severable Modifications previously made that were neither Required Modifications nor financed through this Facility Lease) or (ii) cause the Facility or any substantial portion thereof to become "limited use" property, within the meaning of Revenue Procedure 2001-28, 2001-19 I.R.B. 1156 or Revenue Procedure 2001-29, 2001-19 I.R.B. 1160.

     Section 8.3. Title to Modifications. Title to (a) all Required Modifications, (b) all Nonseverable Modifications and (c) all Modifications financed by the Owner Lessor by an Additional Equity Investment or a Supplemental Financing pursuant to Section 11.1 of the Participation Agreement shall (at no cost to the Owner Lessor and with no adjustment to the Purchase Price or, except as provided in Section 3.4 hereof and Section 11.1 of the Participation Agreement, Basic Lease Rent or Renewal Lease Rent) immediately vest in the Owner Lessor, and such Modifications shall immediately (i) become subject to this Facility Lease and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Lien of the Indenture, and (ii) be deemed part of the Facility for all purposes of this Facility Lease and the other Operative Documents. The Lessee, at its own cost and expense, shall take such steps as the Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee may reasonably require from time to time to confirm that such title has vested in the Owner Lessor and that such title is subject to this Facility Lease and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Lien of the Indenture. No interest in any Optional Modification which is a Severable Modification (other than such Optional Modifications which are financed by the Owner Lessor by an Additional Equity Investment or a Supplemental Financing pursuant to Section 11.1 of the Participation Agreement) (any such Modification is referred to as "Removable Modification") shall vest in the Owner Lessor or become subject to this Facility Lease or the Lien of the Indenture; provided, however, that if the Lessee shall have caused a Removable Modification to be made to the Facility, the Owner Lessor shall have the right to purchase any such Removable Modification which shall not have been removed from the Facility prior to the date which is twelve (12) months prior to the later of (x) the scheduled expiration of the Basic Lease Term or (y) the scheduled expiration of the last Renewal Lease Term elected by the Lessee. The Owner Lessor may only exercise the purchase option described in the proviso of the immediately preceding sentence by irrevocable written notice to the Lessee during the six (6) month period commencing on the date that is twelve (12) months prior to the later of the dates specified in (x) and (y) of such proviso. The purchase price for any such Removable Modification shall be the then Fair Market Sales Value as determined pursuant to Section 5.2(d). During such six (6) month period, the Lessee shall not, except as otherwise required to make any Required Modification, be permitted to remove any Removable Modification. Following such six (6) month period, the Lessee may, at the Lessee's sole cost and expense, remove any Removable Modification that the Owner Lessor has not elected to purchase. The Lessee shall (at the Lessee's sole cost and expense) repair any damage to the Facility caused by the removal by the Lessee of any Removable Modification.

SECTION 9.        NET LEASE

     This Facility Lease is a "net lease" and the Lessee's obligation to pay all Rent, including Basic Lease Rent, Renewal Lease Rent and Supplemental Rent payable hereunder (and all amounts, including Termination Value (or amounts computed by reference thereto), in lieu of Basic Lease Rent or Renewal Lease Rent following termination of this Facility Lease in whole or in part) shall be absolute and unconditional under any and all circumstances and shall not be terminated, extinguished, diminished, lost or otherwise impaired by any circumstance of any character, including by (i) any setoff, counterclaim, recoupment, defense or other right which the Lessee may have against the Owner Lessor, the Owner Trustee, the Owner Participant, the Equity Investor, the Indenture Trustee, any of their respective Affiliates, the Pass Through Trustee or any other Person, including any claim as a result of any breach by any of said parties of any covenant or provision in this Facility Lease or any other Operative Document, (ii) any lack or invalidity of title or any defect in the title, condition, design, operation, merchantability or fitness for use of the Facility or any Component or any portion of either thereof, or any eviction by paramount title or otherwise, or any unavailability of the Facility, the Facility Site, any Component or any portion of either thereof, any other portion of the Facility, or any part thereof, (iii) any loss, theft or destruction of, or damage to, the Facility or any Component or any portion of either thereof or interruption or cessation in the use or possession thereof or any part thereof by the Lessee for any reason whatsoever and of whatever duration, (iv) the condemnation, requisitioning, expropriation, seizure or other taking of title to or use of the Facility Site, the Facility, any Component or any portion of either thereof by any Governmental Entity or otherwise, (v) the invalidity or unenforceability (or allegation of invalidity or unenforceability) or lack of due authorization or other infirmity of this Facility Lease or any other Operative Document, (vi) the lack of right, power or authority of the Owner Lessor to enter into this Facility Lease or any other Operative Document, (vii) any ineligibility of the Facility or any Component or any portion of either thereof for any particular use, whether or not due to any failure of the Lessee to comply with any Applicable Law, (viii) any event of "force majeure" or any frustration, (ix) any legal requirement similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, (x) any insolvency, bankruptcy, reorganization or similar proceeding by or against the Lessee or any other Person, (xi) any Lien of any Person with respect to the Facility Site, the Facility, any Component or any portion of either thereof or any part thereof,
(xii) any prohibition, limitation or restriction of Lessee's use of all or any part of the Facility, the Facility Site or the Ground Interest or any portion thereof or any interest therein or the interference with such use by any Person,
(xiii) the termination or loss of the Facility, the Facility Site or the Ground Interest or any portion thereof, any other lease, sublease, right-of-way, easement or other interest in personal or real property upon or to which any portion of the Facility is located, attached or appurtenant or in connection with which any portion of the Facility is used or otherwise affects or may affect the Facility or any right thereto, (xiv) any breach, default or misrepresentation by Owner Lessor or any other Person under this Facility Lease or any of the other Operative Documents, (xv) any failure, omission or delay on the part of any Person to exercise any right, power or remedy under any Operative Document, (xvi) the taking or omission of any of the actions referred to in any of the Operative Documents or (xvii) any other cause, whether similar or dissimilar to the foregoing, any present or future law notwithstanding, except as expressly set forth herein or in any other Operative Document, it being the intention of the parties hereto that all Rent, including all Basic Lease Rent and Renewal Lease Rent (and all amounts, including Termination Value, in lieu of Basic Lease Rent or Renewal Lease Rent following termination of this Facility Lease in whole or in part) payable by the Lessee hereunder shall continue to be payable in all events in the manner and at times provided for herein. Such Rent, including Basic Lease Rent or Renewal Lease Rent (and all amounts, including Termination Value (or amounts computed by reference thereto), in lieu of Basic Lease Rent or Renewal Lease Rent following termination of this Facility Lease in whole or in part) shall not be subject to any abatement and the payments thereof shall not be subject to any setoff or reduction for any reason whatsoever, including any present or future claims of the Lessee or any other Person against the Owner Lessor or any other Person under this Facility Lease or otherwise. To the extent permitted by Applicable Law, the Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Facility Lease with respect to the Facility except in accordance with Section 10, 13 or 14. If for any reason whatsoever this Facility Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Lessee nonetheless agrees, to the extent permitted by Applicable Law, to pay to the Owner Lessor an amount equal to each installment of Basic Lease Rent (or, in connection with a termination of a Renewal Lease Term, Renewal Lease Rent) and all Supplemental Lease Rent due and owing, at the time such payment would have become due and payable in accordance with the terms hereof had this Facility Lease not been so terminated. Nothing contained herein shall be construed to waive any claim which the Lessee might have under any of the Operative Documents or otherwise or to limit the right of the Lessee to make any claim it might have against the Owner Lessor or any other Person or to pursue such claim in such manner as the Lessee shall deem appropriate.

SECTION 10.       EVENTS OF LOSS

     Section 10.1. Occurrence of Events of Loss. (a) If an Event of Loss described in clauses (a), (b) or (c) of the definition of Event of Loss shall occur, then the Lessee shall (i) promptly notify the Owner Lessor, the Owner Trustee, the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee of the occurrence thereof, and (ii) if no Significant Lease Default or Lease Event of Default has occurred and is continuing (other than any Significant Lease Default or Lease Event of Default that would be cured by such rebuilding) and subject to the satisfaction of the conditions set forth in Section 10.3(a), (b) and (e), rebuild or replace the Facility, so that the rebuilt or replacement facility as a whole shall have a current and residual value, remaining useful life and utility at least equal to that of the Facility as a whole, prior to such Event of Loss (assuming the Facility was then in the condition required to be maintained by the terms of this Facility Lease), and such rebuilding or replacement will not result in the Facility's being "limited use" property within the meaning of Revenue Procedure 2001-28, 2001-19 I.R.B. 1156 or Revenue Procedure 2001-29, 2001-19 I.R.B. 1160; provided that the Lessee shall have the right, in lieu of rebuilding or replacing the Facility, upon irrevocable notice given to the Owner Lessor not later than twelve (12) months after such Event of Loss has occurred, to terminate this Facility Lease pursuant to Section 10.1(b) hereof.

     If the Lessee fails to duly satisfy the conditions set forth in Section 10.3(a), the Lessee will be deemed to have made the election to terminate this Facility Lease pursuant to Section 10.1(b) as of the end of the twelve-month period referred to in the previous sentence. If the Lessee satisfies the conditions in Section 10.3(a), but fails to satisfy the conditions in Section 10.3(b) or (c), the Lessee will be deemed to have elected the termination option as of the last day of the period by which the rebuilding or replacement is to commence specified in Section 10.3(b) or the period for completion specified in
Section 10.3(c), as the case may be.

     (b) (i) If an Event of Loss described in clause (a), (b) or (c) of the definition of Event of Loss shall have occurred and the Lessee shall have elected (or shall be deemed to have elected) not to rebuild or replace the Facility pursuant to Section 10.1(a) hereof, then, (A) in the case of an Event of Loss described in clause (a) or (b) of the definition thereof, on the date set forth in the following clauses (ii), (iii) or (iv) or (B) in the case of an Event of Loss described in clause (c) of the definition thereof, on the Termination Date next occurring (1) at least three months after the occurrence of such Event of Loss or (2) if earlier, at least one month after receipt of insurance or Requisition proceeds in respect of such Event of Loss, the Lessee shall terminate this Facility Lease.

          (ii) In connection with any such termination in the case of an Event of Loss described in clause (a) or (b) of the definition thereof, the Owner Lessor may (A) tender the Facility to the Lessee, in which event the provisions of clauses (iii) and (iv) of this Section 10.1(b) shall apply, or (B) subject to prepayment by the Owner Lessor of the Notes and payment by the Owner Lessor to the Lessee on the Termination Date referred to in the next sentence of this Section 10.1(b)(ii) of the sum of any Overpayment of Basic Lease Rent as of such Termination Date plus, unless such Termination Date is a Basic Lease Rent Payment Date, any Interest on Prepaid Rent accrued and unpaid as of such Termination Date and the rights of any insurers under policies maintained by the Lessee and upon not less than 45 days' written notice to the Lessee, elect to retain the Owner Lessor's Interest. If the Owner Lessor makes the election described in clause (B) of the preceding sentence, the Lessee shall pay to the Owner Lessor on the next Termination Date occurring at least 30 days after such election (w) if such Termination Date is a Rent Payment Date, any Basic Lease Rent or Renewal Lease Rent due and payable on such Termination Date, plus (x) any unpaid Basic Lease Rent or Renewal Lease Rent due before such Termination Date, plus (y) any Underpayment of Basic Lease Rent as of such Termination Date, plus (z) all other Accrued Supplemental Lease Rent (including reasonable documented out-of-pocket costs and expenses of the Owner Lessor, the Owner Trustee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee (excluding the fees and costs of any broker unless engaged by the Lessee on the Owner Lessor's behalf) associated with the exercise of the termination option pursuant to this
     Section 10.1(b)) due and payable on or prior to such Termination Date; upon payment of such amounts, this Facility Lease shall terminate with respect to the Facility.

          (iii)In connection with any termination in the case of an Event of Loss described in clause (a) or (b) of the definition thereof with respect to which the Owner Lessor does not make the election to retain the Owner Lessor's Interest described in clause (B) of Section 10.1(b)(ii), the Lessee shall, as non-exclusive agent for the Owner Lessor and subject to the rights of any insurers under policies maintained by the Lessee, use commercially reasonable efforts to sell the Owner Lessor's Interest. In addition, the Lessee may, but shall be under no obligation to, make an offer to purchase the Owner Lessor's Interest and shall have a right of first refusal with respect to any offer received (pursuant to the terms and conditions set forth in Section 13.2 of the Participation Agreement, mutatis mutandis); provided that the Lessee reasonably demonstrates its ability to make such a purchase.

          (iv) (A) If at least one cash bid is received on or prior to the next Termination Date occurring at least six months after the occurrence of such Event of Loss, this Facility Lease shall terminate on such Termination Date, and the Owner Lessor shall, subject to the Lessee's right of first refusal (pursuant to the terms and conditions set forth in Section 13.2 of the Participation Agreement, mutatis mutandis) and to the rights of any insurers under policies maintained by the Lessee, sell the Owner Lessor's Interest to the party that submitted the highest cash bid on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Owner Trustee's Liens attributable to the Owner Lessor and a warranty of the Owner Participant as to the absence of Owner Participant's Liens, and all of the proceeds of such sale will be for the account of the Owner Lessor; and the Lessee shall pay (1) the amount, if any, by which the Termination Value determined as of the applicable Termination Date exceeds the sales price received by the Owner Lessor for the Owner Lessor's Interest (net of the fees, commissions and costs of any broker engaged by the Lessee or any Affiliate thereof), plus (2) if such Termination Date is a Rent Payment Date, any Basic Lease Rent or Renewal Lease Rent due and payable on such Termination Date, plus
     (3) any unpaid Basic Lease Rent or Renewal Lease Rent due before such Termination Date, plus (4) Accrued Supplemental Lease Rent (including reasonable documented out-of-pocket costs and expenses of the Owner Lessor, the Owner Trustee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee, associated with the exercise of the termination option pursuant to this Section 10.1(b)) due and payable on or prior to such Termination Date.

               (B) If (1) no cash  bids  are  received  on or  prior to the next
               Termination Date occurring at least six months after the occurrence of such Event of Loss or (2) if any cash bids are received but no sale is consummated, the Lessee shall pay (w) Termination Value as of such Termination Date, plus (x) if such Termination Date is a Rent Payment Date, any Basic Lease Rent or Renewal Lease Rent due and payable on such Termination Date, plus
               (y) any unpaid Basic Lease Rent or Renewal Lease Rent due before such Termination Date, plus (z) all other Accrued Supplemental Lease Rent (including reasonable documented out-of-pocket costs and expenses of the Owner Lessor, the Owner Trustee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee associated with the exercise of the termination option pursuant to this Section 10.1(b)) due and payable on or prior to such Termination Date, and, upon payment of such amounts, this Facility Lease shall terminate.

          (v) If an Event of Loss described in clause (c) of the definition of Event of Loss shall have occurred, on the Termination Date described in clause (B) of Section 10.1(b)(i), the Lessee shall pay (w) Termination Value as of such Termination Date, plus (x) if such Termination Date is a Rent Payment Date, any Basic Lease Rent or Renewal Lease Rent due and payable on such Termination Date, plus (y) any unpaid Basic Lease Rent or Renewal Lease Rent due before such Termination Date, plus (z) all other Accrued Supplemental Lease Rent (including reasonable documented out-of-pocket costs and expenses of the Owner Lessor, the Owner Trustee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee associated with the exercise of the termination option pursuant to this
     Section 10.1(b)) due and payable on or prior to such Termination Date, and, upon payment of such amounts, this Facility Lease shall terminate.

     (c) (i) If an Event of Loss described in clause (d) or (e) of the definition of Event of Loss shall have occurred, then the Lessee shall, as non-exclusive agent for the Owner Lessor, use commercially reasonable efforts to obtain cash bids for the Owner Lessor's Interest. In connection with such Event of Loss, the Lessee may, but shall be under no obligation to, make an offer to purchase the Facility and shall have a right of first refusal with respect to any offer received. Neither the Owner Participant or any Affiliate thereof nor the Owner Lessor may purchase the Owner Lessor's Interest in connection with such Event of Loss.

          (ii) If at least one cash bid is received on or prior to the next Termination Date occurring at least three months after the occurrence of such Event of Loss, this Facility Lease shall terminate on such Termination Date and the Owner Lessor shall, subject to the Lessee's right of first refusal (pursuant to the terms and conditions set forth in Section 13.2 of the Participation Agreement, mutatis mutandis), sell the Owner Lessor's Interest to the party that submitted the highest cash bid on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Owner Trustee's Liens attributable to the Owner Lessor and a warranty of the Owner Participant as to the absence of Owner Participant's Liens, and all of the proceeds of such sale will be for the account of the Owner Lessor; and the Lessee shall pay (i) the amount, if any, by which the Termination Value determined as of the applicable Termination Date exceeds the sales price received by the Owner Lessor for the Owner Lessor's Interest (net of the fees, commissions and costs of any broker engaged by the Lessee or any Affiliate thereof), plus (ii) if such Termination Date is a Rent Payment Date, any Basic Lease Rent or Renewal Lease Rent due and payable on such Termination Date, plus
     (iii) any unpaid Basic Lease Rent or Renewal Lease Rent due before such Termination Date, plus (iv) all other Accrued Supplemental Lease Rent (including reasonable documented out-of-pocket costs and expenses of the Owner Lessor, the Owner Trustee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee associated with the exercise of the termination option pursuant to this Section 10.1) due and payable on or prior to such Termination Date.

          (iii) If no cash bids are received on or prior to the next Termination Date occurring at least three months after the occurrence of such Event of Loss or if any cash bids are received but no sale is consummated, the Lessee shall pay (w) Termination Value as of such Termination Date, plus
     (x) if such Termination Date is a Rent Payment Date, any Basic Lease Rent or Renewal Lease Rent due and payable on such Termination Date, plus (y) any unpaid Basic Lease Rent or Renewal Lease Rent due before such Termination Date, plus (z) all other Accrued Supplemental Lease Rent (including reasonable documented out-of-pocket costs and expenses of the Owner Lessor, the Owner Trustee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee associated with the exercise of the termination option pursuant to this Section 10.1) due and payable on or prior to such Termination Date, and, upon payment of such amounts, (i) this Facility Lease shall terminate other than, to the extent set forth in clause (iii)(B) of this sentence, the Lessee's obligations under Sections 7, 8 and 11 hereof, (ii) if shutting down the Facility does not eliminate the circumstances which gave the Owner Participant the right to declare such Event of Loss, the Owner Lessor shall sell the Facility, subject to the Lessee's right of first refusal, and (iii) if shutting down the Facility eliminates the circumstances which gave the Owner Participant the right to declare such Event of Loss, (A) the Facility shall be shut down and (B) the Lessee may, at its option, continue marketing the Owner

     Lessor's Interest for up to an additional three months (the "Extended Marketing Period") during which time, the Lessee's obligation under Sections 7, 8 and 11 hereof shall continue. If at least one cash bid is received prior to the end of the Extended Marketing Period, the Owner Lessor shall, subject to the Lessee's right of first refusal (pursuant to the terms and conditions set forth in Section 13.2 of the Participation Agreement, mutatis mutandis), sell the Owner Lessor's Interest to the highest cash bidder on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Owner Trustee's Liens attributable to the Owner Lessor and a warranty of the Owner Participant as to the absence of Owner Participant's Liens; the Lessee shall pay, on an After-Tax Basis, all reasonable documented out-of-pocket costs and expenses of the Owner Participant, the Owner Lessor, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee associated with the sale and the Owner Lessor shall pay the net cash proceeds of the sale to the Lessee to the extent of payments made by the Lessee under clauses (w) and (z) above (but in the case of clause (z), only to the extent of payments described in the parenthetical thereof). If there is no Extended Marketing Period or no offers are received prior to the end of the Extended Marketing Period, the Owner Lessor shall sell the Facility as scrap or otherwise, subject to the Lessee's right of first refusal (pursuant to the terms and conditions set forth in Section 13.2 of the Participation Agreement, mutatis mutandis). The Lessee's obligations under Sections 7, 8 and 11 shall terminate at the end of the Extended Marketing Period.

          (iv) Notwithstanding the foregoing provisions of this Section 10.1(c), in the case of an Event of Loss described in clause (d) or (e) of the definition of Event of Loss where the Facility is transferred to the Lessee, (i) if the Lessee (or its designee) shall have executed and delivered an assumption agreement to assume in full the Notes as permitted by and in accordance with Section 2.10(b) of the Indenture, (ii) all other conditions contained in such Section 2.10(b) shall have been satisfied, and
     (iii) no Significant Lease Default or Lease Event of Default shall have occurred or be continuing after giving effect to such assumption, then, the obligation of the Lessee to pay Termination Value shall be reduced by an amount equal to the outstanding principal amount of and accrued interest on the Notes so assumed by the Lessee.

     Section 10.2. Termination of Basic Lease Rent and Renewal Lease Rent; Application of Payments.

     (a) Upon the payment of all sums required to be paid pursuant to Section 10.1, (i) the obligation to pay Basic Lease Rent and Renewal Lease Rent with respect to the Facility shall cease, (ii) the Lessee shall cease to have any other liability hereunder or under the other Operative Documents except for Supplemental Lease Rent and other obligations (including those under Sections
9.1  and  9.2 of  the  Participation  Agreement  and  under  the  Tax  Indemnity
Agreement) surviving pursuant to the express provisions of any Operative Document, (iii) unless the Lessee assumes the Notes pursuant to Section 10.1(c)(iv), the Owner Lessor shall pay the portion of the outstanding principal and accrued interest on the Notes pursuant to Section 2.10(a) of the Indenture,
(iv) this Facility  Lease shall  terminate,  (v) the Owner Lessor shall,  at the

Lessee's sole cost and expense, execute and deliver to the Lessee a release or termination of this Facility Lease, (vi) in the event the Owner Lessor has elected to retain the Owner Lessor's Interest pursuant to Section 10.1(b)(ii)(B), the Lessee will return the Owner Lessor's Interest to the Owner Lessor in accordance with Section 5.1, (vii) in the event the Owner Lessor has not elected to retain the Owner Lessor's Interest pursuant to Section 10.1(b)(ii)(B) and a sale of the Owner Lessor's Interest is consummated pursuant to the terms of Section 10.1, the Owner Lessor will transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared and recorded by and at the expense of the Lessee) the Owner Lessor's Interest to the purchaser on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Owner Trustee's Liens attributable to the Owner Lessor and a warranty from the Owner Participant as to the absence of Owner Participant's Liens, (viii) so long as the Lien of the Indenture has not been discharged or terminated, the Owner Lessor shall use all reasonable efforts to cause the Indenture Trustee to discharge or terminate the Lien of the Indenture and (ix) the Owner Lessor shall execute and deliver, and shall use all reasonable efforts to cause the Indenture Trustee to execute and deliver, appropriate releases and other documents or instruments necessary or reasonably requested by the Lessee to effect the foregoing, all to be prepared, filed and recorded (as appropriate) at the cost and expense of the Lessee.

     (b) Any payments with respect to the Facility received at any time by the Owner Lessor, the Owner Trustee, the Indenture Trustee or the Lessee from any Governmental Entity as a result of the occurrence of an Event of Loss described in clause (c) of the definition of Event of Loss or from insurance proceeds as a result of the occurrence of an Event of Loss described in clause (a), (b) or (d) of the definition of Event of Loss shall be paid to an account specified in accordance with paragraph (i) of Schedule D hereto and shall be applied as follows:

          (i) all such payments received at any time by the Lessee shall be promptly paid to the Owner Lessor or if the Lien of the Indenture shall not have been terminated or discharged, to the Indenture Trustee, for application pursuant to the following provisions of this Section 10.2;

          (ii) so much of such payments as shall not exceed the Termination Value portion of the amount required to be paid by the Lessee pursuant to
     Section 10.1 shall be applied in reduction of the Lessee's obligation to pay such amount if not already paid by the Lessee or, if already paid by the Lessee, shall be applied to reimburse the Lessee for its payment of the Termination Value portion of such amount; and

          (iii) the balance, if any, of such payments remaining thereafter shall be apportioned between the Owner Lessor and the Lessee as their interests may appear.

     Notwithstanding the foregoing, if the Lessee shall have elected to rebuild or replace the Facility pursuant to Section 10.1(a), (i) any proceeds from insurance maintained by the Lessee and received by the Lessee or any Financing Party as a result of the occurrence of an Event of Loss described in clause (a) or (b) of the definition of Event of Loss or (ii) any Requisition proceeds received as the result of an Event of Loss described in clause (c) of the definition thereof shall be used to pay for, or to reimburse the Lessee for, the costs of, rebuilding or replacing the Facility in accordance with the terms of this Facility Lease and the Operative Documents.

     Section 10.3. Rebuild or Replace. (a) The Lessee's ability to rebuild or replace the Facility pursuant to Section 10.1(a) shall be subject to the fulfillment, at the Lessee's sole cost and expense, in addition to the conditions contained in Section 10.1(a), of the following conditions:

          (i) receipt by the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee, prior to the last date of the twelve month period referred to in the proviso of Section 10.1(a), of: (A) a report of a licensed engineer, which licensed engineer shall be reasonably satisfactory to the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee (it being understood that an internal engineer at KeySpan would be considered reasonable), to the effect that the rebuilding or replacement of the Facility is technologically feasible and economically viable and that such rebuilding or replacement can be completed at least eighteen (18) months prior to the end of the Facility Lease Term, including any Renewal Lease Term then in effect or elected by the Lessee, and (B) an appraisal of an independent appraiser selected by the Lessee, such appraiser and such appraisal to be reasonably acceptable to the Owner Participant, to the effect that the
     Facility as a whole will, after completion of the rebuilding or replacement, have at least the same current and residual value, utility and remaining useful life as the Facility as a whole immediately prior to the Event of Loss (assuming the Facility was then in the condition required to be maintained by the terms of this Facility Lease), and (C) an Officer's Certificate of the Lessee to the reasonable satisfaction of the Owner Participant to the effect that (1) no Significant Lease Default or Event of Default shall have occurred and is continuing (other than any Significant Lease Default or Lease Event of Default that would be cured by such rebuilding or replacement), and (2) the Lessee has adequate financial resources, from insurance proceeds, Requisition proceeds or otherwise, to complete such rebuilding or replacement (including pursuant to a guaranty of its obligations by any of its Affiliates);

          (ii) receipt by the Owner Participant prior to the last date of the twelve month period referred to in the proviso of Section 10.1(a), of (A) a favorable (more likely than not) legal opinion of independent tax counsel selected by the Owner Participant and reasonably satisfactory to the Lessee to the effect that such rebuilding or replacement (including any extension of the Facility Lease Term or payment of renewal rent pursuant to Section 10.3(e)) will not result in any material incremental tax risk to the Owner Participant, or (B) an indemnity against any such incremental tax risk to the extent provided for under the Tax Indemnity Agreement;

          (iii) the Owner Participant shall not suffer any material adverse accounting effect under GAAP as a result of such rebuilding or replacement; and

          (iv) the Lessee shall have demonstrated to the reasonable satisfaction of the Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee, that all Governmental Approvals required in connection with such rebuilding or replacement have been obtained or can reasonably be expected to be obtained on or prior to the date required in connection therewith.

     (b) The Lessee shall cause the rebuilding or replacement of the Facility to commence as soon as practicable, and in any event within eighteen (18) months of the occurrence of the event that caused such Event of Loss and will cause work on such rebuilding or replacement to proceed diligently thereafter. As the rebuilding or replacement of the Facility progresses, title to the rebuilt or replacement Facility shall vest in the Owner Lessor and such title shall become subject to this Facility Lease and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Lien of the Indenture automatically without any further act by any Person.

     (c) On the date of the completion of such rebuilding or replacement of the Facility (the "Rebuilding Closing Date"), the following documents shall be duly authorized, executed and delivered and, if appropriate, filed for recordation by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereto shall be delivered to the Owner Lessor, the Owner Trustee, the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee:

          (i) supplements to this Facility Lease subjecting such rebuilt or replacement facilities to this Facility Lease (with no change in Purchase Price or the Basic Lease Rent or Renewal Lease Rent as a result of such rebuilding or replacement);

          (ii)   supplements  to  the  Indenture   subjecting  such  rebuilt  or
     replacement facilities to the Lien of the Indenture;

          (iii) subject to the terms and conditions of Section 5.8 of the Participation Agreement, such recordings and filings as may be reasonably requested by the Owner Participant and the Indenture Trustee to be made or filed;

          (iv) an opinion of counsel of the Lessee (such opinion and counsel to be reasonably satisfactory to the Owner Participant) to the effect that (A) the supplements to this Facility Lease required by clause (i) above constitute effective instruments for subjecting such rebuilt or replacement facilities to this Facility Lease, (B) the supplements to the Indenture required by clause (ii) above, if any, constitute effective instruments for subjecting such rebuilt or replacement facilities to the Lien of the Indenture, and (C) all filings and other action necessary to perfect and protect the Owner Lessor's and, if applicable, the Indenture Trustee's interest in such rebuilt or replacement facilities have been accomplished;

          (v) an appraisal by an Independent Appraiser, certifying that the rebuilt or replacement Facility (A) has a current and residual value, remaining useful life and utility at least equal to the current and residual value, remaining useful life and utility that the Facility as a whole would have had on the Rebuilding Closing Date had such Event of Loss not occurred (assuming the Facility was then in the condition required to be maintained by the terms of this Facility Lease) and (B) is not "limited use" property within the meaning of Revenue Procedure 2001-28, 2001-19 I.R.B. 1156 or Revenue Procedure 2001-29, 2001-19 I.R.B. 1160;

          (vi) a report by a licensed engineer, which licensed engineer shall be reasonably satisfactory to the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee (it being understood that an internal engineer at KeySpan would be considered reasonable), certifying that the rebuilt or replacement Facility is in a state of repair and condition required by this Facility Lease;

          (vii) an Officer's Certificate of the Lessee as to compliance with this Section 10.3 and that no Significant Lease Default or Lease Event of Default shall have occurred and be continuing as a result of the rebuild or replacement; and

          (viii) satisfactory evidence as to the compliance with Section 11 of this Facility Lease with respect to the rebuilt or replacement Facility.

If the Rebuilding Closing Date and the satisfaction of the foregoing conditions shall not have occurred by the expiration of the Basic Lease Term or, if the Lessee has elected to renew this Facility Lease for one or more Renewal Lease Terms, the expiration of any Renewal Lease Term then in effect or elected by the Lessee, then the Lessee shall be required to comply with Section 10.1(b) and the Termination Date shall be the first Termination Date that occurs after such date.

     (d) Whether or not the transactions contemplated by this Section 10.3 are consummated, the Lessee agrees to pay or reimburse, on an After-Tax Basis, any reasonable, documented out-of-pocket costs or expenses (including reasonable legal fees and expenses) incurred by the Owner Lessor, the Owner Trustee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee in connection with the transactions contemplated by this Section 10.3.

     (e) In connection with any such Event of Loss in respect of which the Lessee intends to rebuild or replace the Facility if such Event of Loss occurs after the last day upon which the Lessee may exercise a renewal right under this Facility Lease, (i) the Facility Lease Term shall be automatically extended for such period of time as is reasonably necessary for the Lessee to complete any rebuilding or replacement required hereunder, (ii) the Lessee shall pay as renewal rent during any such extended term an amount, payable monthly in arrears, equal to the average monthly Basic Lease Rent or Renewal Lease Rent paid during the Basic Lease Term or Renewal Lease Term, as the case may be, then being extended, and (iii) the Termination Value during such extended term shall be the Termination Value as of the end of the Basic Lease Term or Renewal Lease Term, as the case may be, then ending without giving effect to any such extension.

Section 10.4.     Application of Payments Not Relating to an Event of Loss.

     (a) In the event that during the Facility Lease Term the use of all or any portion of the Facility is requisitioned or taken by or pursuant to a request of any Governmental Entity under the power of eminent domain or otherwise for a period which does not constitute an Event of Loss, the Lessee's obligation to pay all installments of Basic Lease Rent and Renewal Lease Rent shall continue for the duration of such requisitioning or taking. Any sums payable for any such period by such Governmental Entity as compensation for such requisition or taking of possession shall be applied in accordance with the terms of paragraph
(j) of Schedule D to this Facility Lease.

     (b) Any insurance proceeds with respect to the Facility received at any time by the Owner Lessor, the Indenture Trustee or the Lessee under any of the insurance policies required to be maintained by the Lessee under Section 11 as a result of any damage to the Facility or any part thereof which does not constitute an Event of Loss shall be applied in accordance with the terms of paragraph (j) of Schedule D to this Facility Lease.

     Section 10.5. Certain Conditions to Termination. Anything to the contrary in this Section 10 notwithstanding, the Lessee and the Owner Lessor agree (without relieving the Owner Lessor of any liability hereunder) that, so long as the Lien of the Indenture shall not have been terminated or discharged, no termination pursuant to this Section 10 shall be effective and the Lessee's rights and obligations under this Facility Lease immediately prior to the election to terminate this Facility Lease pursuant to this Section 10 shall remain in full force and effect in all respects (regardless of whether the Owner Lessor shall elect to retain or sell the Owner Lessor's Interest in connection with such proposed termination) unless and until the Lessee shall have assumed the Notes pursuant to Section 10.1(c) or the Owner Lessor shall have paid all outstanding principal and accrued interest on the Notes pursuant to Section 2.10(a) of the Indenture and all other amounts due under the Indenture as of such proposed date of termination.

SECTION 11.       INSURANCE

     The Lessee will maintain (or cause to be maintained) the insurance required to be maintained pursuant to Schedule D to this Facility Lease.

SECTION 12.       INSPECTION

     During the Facility Lease Term, each of the Owner Participant, the Owner Lessor, the Owner Trustee, and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee and each of their representatives may, during normal business hours, on reasonable (and, in any event, not less than five (5) Business Days') notice to the Lessee and at their own risk and expense (except, at the expense but not the risk, of the Lessee when a Significant Lease Default or a Lease Event of Default has occurred and is continuing), inspect the Facility and the records with respect to the operations and maintenance thereof, in the Lessee's custody or to which the Lessee has access so long as the Lessee has the opportunity to be present; provided, however, that so long as no Significant Lease Default, Lease

Event of Default or Lease Default occasioned by a breach of the Lessee's obligations under Section 7.1 shall have occurred and be continuing, each such Person shall only be entitled to make one inspection in any twelve- (12-) month period, provided, further, however, that any such Person may make more than one inspection during the last twelve (12) months of the Facility Lease Term unless the Lessee has exercised its option under Section 15 to renew this Facility Lease beyond such twelve- (12-) month period. Any such inspection will not unreasonably disturb or interfere with the normal operation or maintenance of the Facility or the surrounding areas or the conduct by the Lessee of its business and will be in accordance with the Lessee's and any operator of the Facility's safety, security, insurance and confidentiality programs. In no event shall the Owner Lessor, the Owner Trustee, the Owner Participant, the Indenture Trustee or the Pass Through Trustee have any duty or obligation to make any such inspection and such Persons shall not incur any liability or obligation by reason of not making any such inspection.

SECTION 13.       TERMINATION OPTION FOR BURDENSOME EVENTS

     Section 13.1. Election to Terminate. So long as no Lease Event of Default shall have occurred and be continuing, the Lessee shall have the right, at its option, upon at least 30 days' prior written notice (a "Burdensome Termination Notice") to the Owner Lessor, the Owner Trustee, the Owner Participant, and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee, to terminate this Facility Lease in whole on the Termination Date specified in such notice (the "Burdensome Termination Date") (which shall be a date occurring not more than six (6) months after the date of such notice or such longer period (not to exceed twelve (12) months) as may be required to effect the consummation of such termination) if:

          (a) as a result of a change in Applicable Law or interpretation of Applicable Law by a court of competent jurisdiction, it shall have become illegal for the Lessee to continue this Facility Lease or for the Lessee to make payments under this Facility Lease or the other Operative Documents, and the transactions contemplated by the Operative Documents cannot be restructured to comply with such change in Applicable Law in a manner reasonably acceptable to the Lessee, the Owner Participant, the Owner Lessor, the Owner Trustee and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee; or

          (b) one or more events outside the control of the Lessee or any Affiliate thereof shall have occurred that will, or can reasonably be expected to, give rise to an obligation by the Lessee to incur an indemnity obligation under the Tax Indemnity Agreement or Section 9.1 or 9.2 of the Participation Agreement; provided, that (i) such indemnity (or the underlying cost or Tax) can be avoided in whole or in part if this Facility Lease is terminated and the Owner Lessor sells the Owner Lessor's Interest and (ii) the amount of such avoided payments would exceed (x) (on a present value basis, discounted at the Discount Rate to the Burdensome Termination Date, compounded on an annual basis to the Burdensome Termination Date) two percent (2%) of the Purchase Price or (y) $3,000,000 in the aggregate in any calendar year, and provided, further, that no such termination option shall exist if the applicable indemnitee shall waive its right to, or the Owner Participant shall arrange, in its sole discretion, for payment of

     (without reimbursement by the Lessee or any Affiliate thereof), amounts of indemnification payments under the Tax Indemnity Agreement and/or Section
     9.1 or 9.2 of the Participation Agreement, in excess of such amount as to cause such avoided payments, computed in accordance with the preceding proviso, not to exceed (x) two percent (2%) of the Purchase Price or (y) $3,000,000 in the aggregate in any calendar year.

No termination of this Facility Lease pursuant to this Section 13.1 shall become effective unless the conditions set forth in Section 13.5 are satisfied. If the Lessee does not give notice of its exercise of the termination option under this
Section 13.1 within twelve (12) months of the date the Lessee receives notice or first has Actual Knowledge of an event or condition described above, the Lessee will lose its right to terminate this Facility Lease pursuant to this Section
13.1 as a result of such event or condition.

     Section 13.2. Solicitation of Offers; Payments Upon Termination. (a) Upon receipt of a termination notice from the Lessee pursuant to Section 13.1, the Owner Lessor may, but shall be under no obligation to, sell the Owner Lessor's Interest and, at the request of the Owner Lessor, the Lessee will, as non-exclusive agent for the Owner Lessor, use commercially reasonable efforts to obtain cash bids for the Owner Lessor's Interest. In connection with such termination, the Lessee may, but shall be under no obligation to, make an offer to purchase the Owner Lessor's Interest and shall have a right of first refusal (pursuant to the terms and conditions set forth in Section 13.2 of the Participation Agreement, mutatis mutandis) with respect to any offer received from an unaffiliated third party (which may be exercised any time prior to the Burdensome Termination Date), in connection with such sale. Only bona fide bids, whether from the Lessee or a third party, to purchase the Owner Lessor's Interest for cash on the Burdensome Termination Date on an "as is, where is" and "with all faults" basis without any representation, other than by the Owner Lessor as to the absence of Owner Trustee's Liens attributable to the Owner Lessor and a warranty of the Owner Participant as to the absence of Owner Participant's Liens, shall be "Qualifying Cash Bids". All the proceeds of any such sale shall be for the account of the Owner Lessor; provided that so long as the Lien of the Indenture shall not have been terminated or discharged, the proceeds of such sale, other than any Excepted Payments, shall be paid directly to the Indenture Trustee. The Owner Lessor shall be under no obligation to accept any Qualifying Cash Bid. If the Owner Lessor receives any Qualifying Cash Bids, the Owner Lessor shall be deemed to have accepted the highest such bid received by the date which is 10 Business Days prior to the Burdensome Termination Date unless the Owner Lessor rejects such bid and elects to retain the Owner Lessor's Interest in writing prior to the earlier of (y) the expiration date of such bid and (z) the date at least 45 days (15 days if the Lessee has given less than 60 days notice of its election to terminate pursuant to Section 13.1(a)) prior to the Burdensome Termination Date.

     (b) If the Owner Lessor receives any Qualifying Cash Bid (regardless of whether or not such Qualifying Cash Bid is accepted by the Owner Lessor), on the Burdensome Termination Date, the Lessee shall pay the Owner Lessor (i) the amount, if any, by which the Termination Value determined as of the Burdensome Termination Date exceeds the sales price of the highest Qualifying Cash Bid received by the Owner Lessor, whether from the Lessee or a third party (net of the fees, commissions and costs of any broker engaged by the Lessee or any Affiliate thereof), plus (ii) all other amounts due and payable by the Lessee under clauses (a), (b) and (c) of Section 13.3; provided that so long as the Lien of the Indenture shall not have been terminated or discharged, such amounts (other than Excepted Payments) shall be paid directly to the Indenture Trustee.

     (c) If no Qualifying Cash Bids are received by the Termination Date or if a Qualifying Cash Bid is accepted (or deemed accepted) by the Owner Lessor but does not, other than as a result of the Owner Lessor's failure to transfer the Owner Lessor's Interest free and clear of Owner Trustee's Liens attributable to the Owner Lessor or the Owner Participant's failure to provide a warranty as to the absence of Owner Participant's Liens, result in a sale of the Facility, the Owner Lessor may elect in writing to retain the Owner Lessor's Interest (and to forego its right to receive payment of Termination Value) and require the Lessee to pay to the Owner Lessor on the Burdensome Termination Date any Underpayment of Basic Lease Rent as of the Burdensome Termination Date plus all amounts due and payable by the Lessee under clauses (a), (b) and (c) of Section 13.3 (but not Termination Value); provided, however, that the Owner Lessor may not elect to retain the Owner Lessor's Interest unless it shall pay the principal and interest on the Notes in full pursuant to Section 2.10(a) of the Indenture and shall pay to the Lessee on the Burdensome Termination Date the sum of any Overpayment of Basic Lease Rent as of such Burdensome Termination Date plus, unless such Burdensome Termination Date is a Basic Lease Rent Payment Date, any Interest on Prepaid Rent accrued and unpaid as of such Burdensome Termination Date. In the event the Owner Lessor elects not to retain the Owner Lessor's Interest, the Lessee may, in its sole discretion, (i) withdraw its Burdensome Termination Notice (subject, however, to Section 5.10 of the Participation Agreement), in which event this Facility Lease shall continue and the Lessee shall pay all reasonable, documented out-of-pocket costs and expenses of the Owner Lessor, the Owner Trustee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee in connection with the giving (and subsequent withdrawal) of the Burdensome Termination Notice, or (ii) as non-exclusive agent for the Owner Lessor, use commercially reasonable efforts to sell the Owner Lessor's Interest, in which case the Lessee shall be required to pay the Termination Value determined as of the Burdensome Termination Date plus all amounts due and payable under clauses (a), (b) and (c) of Section 13.3. If the Lessee does not withdraw its Burdensome Termination Notice, the Lessee may, but shall be under no obligation to, make an offer to purchase the Owner Lessor's Interest and shall have a right of first refusal (pursuant to the terms and conditions set forth in Section 13.2 of the Participation Agreement, mutatis mutandis) with respect to any offer received. If at least one cash bid is received, the Owner Lessor shall, subject to such right of first refusal, sell the Owner Lessor's Interest to the party that submitted the highest cash bid on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Owner Trustee's Liens and a warranty of the Owner Participant as to the absence of Owner Participant's Liens. The Lessee shall pay all reasonable documented out-of-pocket expenses of the Owner Participant, the Owner Lessor, the Owner Trustee, the Equity Investor, the Indenture Trustee, and the Pass Through Trustee in connection with such sale, and the Owner Lessor shall pay the net cash proceeds of the sale to the Lessee to the extent the Lessee has paid Termination Value and the amounts under clauses (a) and (b) of Section 13.3 (but in the case of said clause (a), only to the extent set forth in the parenthetical thereto).

     Section 13.3. Procedure for Exercise of Termination Option. If the Lessee shall have exercised its option to terminate this Facility Lease under Section 13.1, on the Burdensome Termination Date specified in the Burdensome Termination Notice, the Lessee shall pay to the Owner Lessor (a) all Accrued Supplemental

Lease Rent (including all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Owner Trustee, the Owner Participant, the Equity Investor, the Indenture Trustee and the Pass Through Trustee associated with the exercise of the termination option pursuant to this Section 13 and all indemnity amounts not obviated by the termination) due and payable on or prior to such Burdensome Termination Date, plus (b) if such Burdensome Termination Date is a Rent Payment Date, any Basic Lease Rent or Renewal Lease Rent due and payable on such Burdensome Termination Date, plus (c) any unpaid Basic Lease Rent or Renewal Lease Rent due before such Burdensome Termination Date. All Rent payments (other than Excepted Payments) under Section 13.2 and this Section 13.3 shall, so long as the Lien of Indenture shall not have been terminated or discharged, be made to the Indenture Trustee. So long as the Lessee shall not have withdrawn its Burdensome Termination Notice pursuant to Section 13.2(c)(i), upon payment of all sums specified in Section 13.2 and this Section 13.3 (i), the obligation to pay Basic Lease Rent and Renewal Lease Rent shall cease, (ii) the Lessee shall cease to have any other liability hereunder or under the other Operative Documents, except for Supplemental Lease Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document, (iii) unless the Lessee assumes the Notes pursuant to Section 13.4, the Owner Lessor shall pay the outstanding principal and accrued interest on the Notes pursuant to Section 2.10(a) of the Indenture, (iv) this Facility Lease shall terminate, (v) the Owner Lessor shall, at the Lessee's cost and expense, execute and deliver to the Lessee a release or termination of this Facility Lease, (vi) in connection with any sale of Owner Lessor's Interest pursuant to
Section 13.2, the Owner Lessor shall transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared by and at the expense of the Lessee) all of its right, title and interest in and to the Owner Lessor's Interest to the purchaser pursuant to this
Section 13.3 on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Owner Trustee's Liens and a warranty of the Owner Participant as to the absence of Owner Participant's Liens, (vii) so long as the Lien of the Indenture has not been discharged or terminated, the Owner Lessor shall use all reasonable efforts to cause the Indenture Trustee to discharge or terminate such Lien, and (viii) the Owner Lessor shall execute and deliver, and shall use all reasonable efforts to cause the Indenture Trustee to execute and deliver, appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) at the cost and expense of the Lessee. It shall be a condition of the termination of this Facility Lease pursuant to this Section 13 that the Lessee shall pay all amounts it is obligated to pay under Section 13.2 and this Section 13.3. If the Lessee fails to consummate the termination option under this Section 13 after giving notice of its intention to do so, (i) the Facility Lease shall continue, (ii) such failure to consummate shall not constitute a default under this Facility Lease, and (iii) if such failure is a consequence of a failure of the Lessee to fulfill its obligations under this Section 13, the Lessee will lose its right to terminate this Facility Lease pursuant to this Section 13 as a result of such event or condition during the remainder of the Facility Lease Term. Whether or not this Facility Lease is terminated, the Lessee shall in any event pay, on an After-Tax Basis, all reasonable, documented out-of-pocket costs and expenses of the Owner Lessor, the Owner Trustee, the Owner Participant, the Equity Investor, the Indenture Trustee and the Pass Through Trustee in connection with the exercise by the Lessee of its right to terminate this Facility Lease under this
Section 13.


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


     Section 13.4.  Assumption of the Notes.  Notwithstanding  the provisions of
Section 13.2, if (a)(1) the Lessee submits a Qualifying Cash Bid, and the Owner Lessor accepts (or is deemed to have accepted) such Qualifying Cash Bid, or (2) the Lessee purchases the Facility pursuant to Section 13.2(c)(ii), (b) the Lessee (or its designee) shall have executed and delivered an assumption agreement to assume in full the Notes as permitted by and in accordance with
Section  2.10(b) of the Indenture,  (c) all other  conditions  contained in such
Section 2.10(b) shall have been satisfied, and (d) no Significant Lease Default or Lease Event of Default shall have occurred and be continuing after giving effect to such assumption, then the amounts otherwise payable by the Lessee pursuant to this Section 13 shall be reduced by the outstanding principal amount of and accrued interest on the Notes so assumed by the Lessee.

     Section 13.5. Certain Conditions to Termination. Anything to the contrary in this Section 13 notwithstanding, the Lessee and the Owner Lessor agree (without relieving the Owner Lessor of any liability hereunder) that, so long as the Lien of the Indenture shall not have been terminated or discharged, no termination of this Facility Lease pursuant to this Section 13 shall be effective and the Lessee's rights and obligations under this Facility Lease immediately prior to the electing to terminate this Facility Lease pursuant to
Section 13.1 shall remain in full force and effect in all respects (regardless of whether the Owner Lessor shall elect to retain or sell the Owner Lessor's Interest in connection with such proposed termination) unless and until the Lessee shall have assumed the Notes pursuant to Section 13.4 or the Owner Lessor shall have paid all outstanding principal and accrued interest on the Lessor Notes pursuant to Section 13.3 and all other amounts due under the Indenture on such proposed date of termination.

SECTION 14.       TERMINATION FOR OBSOLESCENCE

     Section 14.1. Termination. Upon at least six months' prior written notice to the Owner Lessor, the Owner Trustee, the Owner Participant and, so long as the Lien of the Indenture has not been terminated or discharged, the Indenture Trustee and the Pass Through Trustee (which notice shall be accompanied by a certification by the treasurer (or the equivalent thereof) of the Guarantor as to one or more of the matters described in clauses (i) and (ii) below and an Officer's Certificate setting forth in reasonable detail the basis on which it is exercising this termination option), the Lessee shall have the option, so long as no Significant Lease Default or Lease Event of Default shall have occurred and be continuing on the proposed Obsolescence Termination Date, to terminate this Facility Lease on any Termination Date occurring on or after the fifth anniversary of the Closing Date (the date of termination selected by the Lessee being the "Obsolescence Termination Date") on the terms and conditions set forth in this Section 14 if the treasurer of the Guarantor determines in good faith that:

          (i) the Facility is economically or technologically obsolete, or

          (ii) the Facility is surplus to the Lessee's needs or is no longer useful in its trade or business,

          in each case, as a result of (a) a change in Applicable Law, regulation or tariff of general application, or imposition by FERC or any other Governmental Entity having or claiming jurisdiction over the Lessee or the Facility of any conditions or requirements (including requiring significant capital improvement to the Facility) upon the availability, continued effectiveness or renewal of any license or permit required for the ownership or operation of the Facility (any such circumstance, a "Regulatory Obsolescence Event"), (b) a change in the markets for the wholesale purchase and/or sale of energy or (c) any other reason.

No termination of this Facility Lease pursuant to this Section 14.1 shall become effective unless the conditions set forth in Section 14.5 hereof are satisfied.

     Section 14.2. Solicitation of Offers. If the Lessee shall give the Owner Lessor notice pursuant to Section 14.1 and the Owner Lessor shall not have elected to retain the Owner Lessor's Interest with respect to the Facility pursuant to Section 14.3 hereof, the Lessee shall, as non-exclusive agent for the Owner Lessor, use its commercially reasonable efforts to obtain bids for the sale of and, subject to Section 14.5 hereof, sell the Owner Lessor's Interest on the Obsolescence Termination Date, and all of the proceeds of such sale will be for the account of the Owner Lessor; provided that so long as the Lien of the Indenture shall not have been terminated or discharged, the proceeds of such sale shall be paid directly to the Indenture Trustee. The Owner Lessor shall also have the right, but no obligation, to obtain bids for the sale of such Owner Lessor's Interest either directly or through agents other than the Lessee. At least 90 days prior to the Obsolescence Termination Date the Lessee shall certify to the Owner Lessor and the Indenture Trustee each bid or offer, the amount and terms thereof and the name and address of the party (which shall not be the Lessee, any Affiliate of the Lessee or any third party with whom the Lessee or an Affiliate of the Lessee has an arrangement to sell or lease the Owner Lessor's Interest to the Lessee or an Affiliate thereof, or to use or operate the Facility for the Lessee or an Affiliate thereof or to generate power for the benefit of the Lessee or such Affiliate after the termination of this Facility Lease) submitting such bid or offer.

     Section 14.3. Right of Owner Lessor to Retain the Owner Lessor's Interest. The Owner Lessor may irrevocably elect to retain, rather than sell, the Owner Lessor's Interest by giving notice to the Lessee at least 90 days prior to the Obsolescence Termination Date. If the Owner Lessor elects to retain such Owner Lessor's Interest pursuant to this Section 14.3, on the Obsolescence Termination Date the Lessee shall pay to the Owner Lessor (a) all Accrued Supplemental Lease Rent (including all reasonable, documented out-of-pocket costs and expenses of the Owner Lessor, the Owner Trustee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee (excluding the fees and costs of any broker unless engaged by the Lessee on the Owner Lessor's behalf) associated with the exercise of the termination option pursuant to this Section 14.3) due and payable on such Obsolescence Termination Date, plus (b) if such Obsolescence Termination Date is also a Rent Payment Date, any Basic Lease Rent or Renewal Lease Rent due and payable on such Obsolescence Termination Date, plus (c) any unpaid Basic Lease Rent or Renewal Lease Rent due before such Obsolescence Termination Date, plus (d) any Make Whole Premium due on the Notes arising from a termination pursuant to Section 14.1 not due to a Regulatory Obsolescence Event, plus (e) any Underpayment of Basic Lease Rent as of such Obsolescence Termination Date, but the Lessee shall not be required to pay Termination Value. All Rent payments (other than Excepted Payments) under this Section 14.3 shall, so long as the Lien of the Indenture shall not have been terminated or discharged, be made to the Indenture Trustee. Upon payment of all sums required to be paid pursuant to this Section 14.3, (i) the obligation to pay Basic Lease Rent and Renewal Lease Rent shall cease to accrue, (ii) the Lessee shall cease to have any other liability hereunder or under the other Operative Documents, except for Supplemental Lease Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document,
(iii) the Owner Lessor shall pay the outstanding principal and accrued interest (and Make Whole Premium, if applicable) on the Notes payable pursuant to Section 2.10(a) or (c) of the Indenture, as applicable, and to the Lessee the sum of any Overpayment of Basic Lease Rent as of such Obsolescence Termination Date and, unless such Obsolescence Termination Date is a Basic Lease Rent Payment Date, any Interest on Prepaid Rent as of such Obsolescence Termination Date, (iv) this Facility Lease shall terminate, (v) the Owner Lessor shall, at the Lessee's cost and expense, execute and deliver to the Lessee a release and termination of this Facility Lease, (vi) the Lessee will return the Owner Lessor's Interest to the Owner Lessor in accordance with Section 5.1, (vii) so long as the Lien of the Indenture has not been discharged or terminated, the Owner Lessor shall use all reasonable efforts to cause the Indenture Trustee to terminate or discharge such Lien, and (viii) the Owner Lessor shall execute and deliver, and shall use all reasonable efforts to cause the Indenture Trustee to execute and deliver, appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) at the cost and expense of the Lessee. It shall be a condition to the termination of this Facility Lease pursuant to this Section 14.3, that the Lessee shall pay all amounts that it is obligated to pay under this Section 14.3.

     Section 14.4. Procedure for Exercise of Termination Option. If the Owner Lessor has not elected to retain the Owner Lessor's Interest in accordance with
Section 14.3 hereof, on the Obsolescence Termination Date the Owner Lessor shall sell the Owner Lessor's Interest under this Section 14.4 hereof to the bidder or bidders (which shall not be the Lessee, any Affiliate thereof or any third party with whom the Lessee or an Affiliate of the Lessee has an arrangement to sell or lease the Owner Lessor's Interest to the Lessee or an Affiliate thereof or to use or operate the Facility for the Lessee or an Affiliate thereof or to generate power for the benefit of the Lessee or such Affiliate after the termination of this Facility Lease), that shall have submitted the highest cash bid. In addition, the Lessee shall certify to the Owner Lessor, the Owner
Trustee, the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee that such buyer is not the Lessee, any Affiliate thereof or any third party with whom the Lessee or an Affiliate of the Lessee has an arrangement to sell or lease the Owner Lessor's Interest to the Lessee or an Affiliate thereof or to use or operate the Facility for the Lessee or an Affiliate thereof or to generate power for the benefit of the Lessee or such Affiliate after the termination of this Facility Lease. On the Obsolescence Termination Date, the Lessee shall pay to the Owner Lessor (a) the excess, if any, of Termination Value determined as of such Obsolescence Termination Date, over the total sales price of the Owner Lessor's Interest (net of the fees, commissions and costs of any broker engaged by the Lessee or any Affiliate thereof on the Owner Lessor's behalf), plus (b) if such Obsolescence Termination Date is also a Rent Payment Date, any Basic Lease Rent or Renewal Rent due and payable on such Obsolescence Termination Date, plus (c) any unpaid Basic Lease Rent or Renewal Lease Rent due on or before such Obsolescence Termination Date, plus (d) all amounts of Accrued Supplemental Lease Rent (including all reasonable, documented out-of-pocket costs and expenses of the Owner Lessor, the Owner Trustee, the Owner Participant, the Equity Investor, the Indenture Trustee and the Pass Through Trustee (excluding the fees and costs of any broker unless engaged by the Lessee on the Owner Lessor's behalf) associated with the exercise of the termination option pursuant to this Section 14) due and payable on such

Obsolescence Termination Date, plus (e) any Make Whole Premium due on the Notes arising from a termination pursuant to Section 14.1 not due to a Regulatory Obsolescence Event. All Rent payments (other than Excepted Payments) under this
Section 14.4 shall, so long as the Lien of the Indenture shall not have been terminated or discharged, be made to the Indenture Trustee. Upon the payment of all sums required to be paid pursuant to this Section 14.4, (i) the obligation to pay Basic Lease Rent and Renewal Lease Rent shall cease, (ii) the Lessee shall cease to have any other liability hereunder or under the other Operative Documents except for Supplemental Lease Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document, (iii) the Owner Lessor will pay the outstanding principal and accrued interest (and Make Whole Premium, if applicable) on the Notes, payable pursuant to Section 2.10(a) or (c) of the Indenture, (iv) this Facility Lease shall terminate, (v) the Owner Lessor shall, at the Lessee's cost and expense, execute and deliver to the Lessee a release or termination of this Facility Lease, (vi) the Owner Lessor will transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared and recorded by and at the expense of the Lessee) the Owner Lessor's Interest under this Section 14.4, to the purchaser on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Owner Trustee's Liens and a warranty from the Owner Participant as to the absence of Owner Participant's Liens, (vii) so long as the Lien of the Indenture has not been discharged or terminated, the Owner Lessor shall use all reasonable efforts to cause the Indenture Trustee to discharge or terminate such Lien, and (viii) the Owner Lessor shall execute and deliver, and shall use all reasonable efforts to cause the Indenture Trustee to execute and deliver, appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) at the sole cost and expense of the Lessee. Unless the Owner Lessor shall have elected to retain the Owner Lessor's Interest pursuant to Section 14.3 or the Owner Lessor with the consent of the Lessee shall have entered into a legally binding contract to sell the Owner Lessor's Interest, the Lessee may, at its election, revoke its notice of termination at least 30 days' prior to the proposed Obsolescence Termination Date by giving notice to the Owner Lessor, the Owner Trustee, the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee in which event this Facility Lease shall continue, and the Lessee will reimburse the Owner Lessor, the Owner Trustee, the Owner
Participant, the Equity Investor, the Indenture Trustee and the Pass Through Trustee, on an After-Tax Basis, for all reasonable, documented out-of-pocket costs and expenses incurred in connection with the election (and subsequent revocation) by the Lessee of its right to terminate this Facility Lease under this Section 14; provided, however, that the Lessee shall not be permitted to initiate a notice to terminate pursuant to Section 14.1 more than twice in any five (5) year period. The Owner Lessor shall be under no duty to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise take any action in arranging any such sale of the Owner Lessor's Interest other than, if the Owner Lessor has not elected to retain the Owner Lessor's Interest, to transfer the Owner Lessor's Interest in accordance with clause (vi) of this
Section 14.4. It shall be a condition of the Owner Lessor's obligation to consummate a sale of the Owner Lessor's Interest that the Lessee shall pay all amounts it is obligated to pay under this Section 14.4. If no sale shall occur on the Obsolescence Termination Date, the notice of termination shall be deemed revoked (subject, however, to Section 5.10 of the Participation Agreement) and this Facility Lease shall continue in full force and effect in accordance with its terms (without prejudice to the Lessee's right to exercise its rights under this Section 14).

     Section 14.5. Certain Conditions to Termination. Anything to the contrary in this Section 14 notwithstanding, the Lessee and the Owner Lessor agree (without relieving the Owner Lessor of any liability hereunder) that, so long as the Lien of the Indenture shall not have been terminated or discharged, no termination pursuant to this Section 14 shall be effective and the Lessee's rights and obligations under this Facility Lease shall remain in full force and effect in all respects (regardless of whether the Owner Lessor shall elect to retain or sell the Owner Lessor's Interest in connection with such proposed termination) unless and until the Owner Lessor shall have paid the outstanding principal and accrued interest on the Notes payable pursuant to Section 2.10(a) or (c) of the Indenture and the Lessee shall have paid any Make Whole Premium due on the Notes arising from a termination pursuant to Section 14.1 not due to a Regulatory Obsolescence Event, and all other amounts due under the Indenture with respect thereto shall have been paid.

SECTION 15.       FACILITY LEASE RENEWAL

     Section 15.1. First Wintergreen Renewal Lease Term. Unless a Lease Event of Default shall have occurred and be continuing, not earlier than thirty-six (36) months and not later than twelve (12) months prior to the expiration of the Basic Lease Term, the Lessee may deliver to the Owner Lessor written notice (which notice may be in addition to a notice of the Lessee's tentative interest in electing an FMV Renewal Lease Term under Section 15.3) of the Lessee's tentative interest in renewing this Facility Lease for a term (the "First Wintergreen Renewal Lease Term") commencing on the day following the last day of the Basic Lease Term and ending on a date (a) as of which the sum of the number of years of the proposed First Wintergreen Renewal Lease Term and the Basic Lease Term is not more than 75% of the estimated economic useful life of the Facility measured from the Closing Date, but determined by an Independent Appraiser (which Independent Appraiser shall be selected by the Lessee and reasonably acceptable to the Owner Lessor) in accordance with the Appraisal Procedure not more than thirty-six (36) months before the end of the Basic Lease Term, and (b) as of which the estimated fair market value of the Facility determined, by such Independent Appraiser, subsequent to the Lessee's tentative election of the First Wintergreen Renewal Lease Term (but not earlier than thirty-six (36) months prior to the expiration of the Basic Lease Term), shall equal or exceed twenty percent (20%) of the Purchase Price (without taking into account inflation or deflation subsequent to the Closing Date). Unless the Lessee shall have irrevocably elected to renew this Facility Lease for an FMV Renewal Lease Term under Section 15.3, and provided that no Lease Event of Default shall have occurred and be continuing on such notice date, on or prior to twelve (12) months before the expiration of the Basic Lease Term, the Lessee may deliver to the Owner Lessor a further notice in writing irrevocably electing to renew this Facility Lease for the First Wintergreen Renewal Lease Term determined as aforesaid and, subject to no Significant Lease Default or Lease Event of Default having occurred and continuing on the last day of the Basic Lease Term, the First Wintergreen Renewal Lease Term shall thereupon take effect as provided herein.

     Section 15.2. Second Wintergreen Renewal Lease Term. Not earlier than thirty-six (36) months and not later than twelve (12) months prior to the expiration of the First Wintergreen Renewal Lease Term, unless a Lease Event of Default shall have occurred and be continuing, the Lessee may deliver to the Owner Lessor written notice (which notice may be in addition to a notice of the Lessee's tentative interest in electing an FMV Renewal Lease Term under Section 15.3) of the Lessee's tentative interest in renewing this Facility Lease for a term (the "Second Wintergreen Renewal Lease Term" and together with the First Wintergreen Renewal Lease Term, the "Wintergreen Renewal Lease Terms") commencing on the day following the last day of the First Wintergreen Renewal Lease Term and ending on a date (a) as of which the sum of the number of years of the proposed Wintergreen Renewal Lease Terms and the Basic Lease Term is not more than 75% of the estimated economic useful life of the Facility measured from the Closing Date, but determined by an Independent Appraiser (which Independent Appraiser shall be selected by the Lessee and reasonably acceptable to the Owner Lessor) in accordance with the Appraisal Procedure not more than thirty-six (36) months before the end of the First Wintergreen Renewal Lease Term, and (b) as of which the estimated fair market value of the Facility determined, by such Independent Appraiser, subsequent to the Lessee's tentative election of the Second Wintergreen Renewal Lease Term (but not earlier than thirty-six (36) months prior to the expiration of the First Wintergreen Renewal Lease Term), shall equal or exceed 20% of the Purchase Price (without taking into account inflation or deflation subsequent to the Closing Date). Unless the Lessee shall have irrevocably elected to renew this Facility Lease for a FMV Renewal Lease Term under Section 15.3, and provided that no Lease Event of Default shall have occurred and be continuing on such notice date, on or prior to twelve (12) months before the expiration of the First Wintergreen Renewal Lease Term, the Lessee may deliver to the Owner Lessor a further notice in writing irrevocably electing to renew this Facility Lease for the Second Wintergreen Renewal Lease Term determined as aforesaid and, subject to no Significant Lease Default or Lease Event of Default having occurred and continuing on the last day of the First Wintergreen Renewal Lease Term, the Second Wintergreen Renewal Lease Term shall thereupon take effect as provided herein.

     Section 15.3. Fair Market Value Renewal Lease Terms. Not earlier than thirty-six (36) months and not later than twelve (12) months prior to the expiration of the Basic Lease Term, the First Wintergreen Renewal Lease Term, the Second Wintergreen Renewal Lease Term, or any other Renewal Lease Term, unless a Lease Event of Default shall have occurred and be continuing, the Lessee may deliver to the Owner Lessor written notice (which notice may be in addition to a notice of the Lessee's tentative interest in electing the First Wintergreen Renewal Lease Term or the Second Wintergreen Renewal Lease Term) of the Lessee's tentative interest in renewing this Facility Lease for a term (each such term, a "FMV Renewal Lease Term") commencing on the day following the last day of the Basic Lease Term or a Renewal Lease Term otherwise expiring and extending for no fewer than three years and no more than five years. Unless the Lessee shall have irrevocably elected to renew this Facility Lease for a Wintergreen Renewal Lease Term pursuant to Sections 15.1 or 15.2 (it being understood that the exercise by the Lessee of its right to renew this Facility Lease at the end of the Basic Lease Term or at the end of the First Wintergreen Renewal Lease Term pursuant to Sections 15.1 or 15.2 hereof, respectively, shall not impair its right to renew this Facility Lease at any time thereafter pursuant to this Section 15.3), and provided that no Lease Event of Default shall have occurred and be continuing on any such notice date or on the date of expiration of the Basic Lease Term or the Renewal Lease Term immediately preceding such FMV Renewal Lease Term, as the case may be, on or prior to twelve
(12) months before the expiration of the existing Basic Lease Term or the relevant Renewal Lease Term as the case may be, the Lessee may deliver to the Owner Lessor a further notice in writing irrevocably electing to renew this Facility Lease for the FMV Renewal Lease Term tentatively elected as aforesaid and, subject to no Significant Lease Default or Lease Event of Default having occurred and continuing on the last day of the Basic Lease Term or the Renewal Lease Term immediately preceding such FMV Renewal Lease Term, as the case may be, the FMV Renewal Lease Term shall thereupon take effect as provided herein.

     Section 15.4. Renewal Lease Rent for the Renewal Lease Terms.

     (a) Renewal Lease Rent shall be paid on each January 15 and July 15 (and on the last day of any Renewal Lease Term if such last day is not a January 15 or a July 15), in arrears, during each Renewal Lease Term. The installment of Renewal Lease Rent for the Facility payable on each such Rent Payment Date during the Wintergreen Renewal Lease Terms shall be determined as follows:

          (i) for each year during the First Wintergreen Renewal Lease Term, Renewal Lease Rent shall be equal to the lesser of (i) the Fair Market Rental Value for the Facility, and (ii) 100% of the average Basic Lease Rent during the Basic Lease Term; and

          (ii) for each year during the Second Wintergreen Renewal Lease Term, Renewal Lease Rent shall be equal to the lesser of (i) the Fair Market Rental Value for the Facility, and (ii) 100% of the average Basic Lease Rent during the Basic Lease Term.

     (b) Renewal Lease Rent payable on each Rent Payment Date during any FMV Renewal Lease Term for the Facility shall be the Fair Market Rental Value for the Facility.

     (c) Renewal Lease Rent for each full or partial calendar year during a Renewal Lease Term shall be allocated on a level daily basis over such full or partial calendar year in an amount equal to the Renewal Lease Rent payable for such year pursuant to Section 15.4(a) or Section 15.4(b), as applicable.

     Section 15.5. Determination of Fair Market Rental Value. The Fair Market Rental Value of the Facility as of the commencement of any Renewal Lease Term shall be determined by agreement of the Owner Lessor and the Lessee within six months after receipt by the Owner Lessor of the tentative notice from the Lessee of its election to renew pursuant to Section 15.1, 15.2 or 15.3 (but not more than thirty-six (36) months before the commencement of such Renewal Lease Term) or, if they shall fail to agree within such six-month period, shall be determined by an Independent Appraiser in accordance with the Appraisal Procedure, which Independent Appraiser shall be selected by the Lessee and reasonably acceptable to the Owner Lessor. The appraiser's fees and expenses in connection with any Facility Lease renewal under this Section 15 (whether or not the Lessee exercises such option) shall be borne by the Lessee.

     Section 15.6. Termination Value During Renewal Lease Terms. The amounts which are payable during any Renewal Lease Term in respect of Termination Value shall be determined on the basis of the Fair Market Sales Value of the Facility as of the commencement of such Renewal Lease Term, amortized on a straight-line basis over such Renewal Lease Term to the Fair Market Sales Value of the Facility as of the expiration of such Renewal Lease Term, as such Fair Market

Sales Value in each case is determined prior to the commencement of such Renewal Lease Term, plus an amount equal to any excess of the cumulative Renewal Lease Rent allocated to the portion of the Renewal Lease Term through the date of termination of this Facility Lease over the cumulative Renewal Lease Rent paid through the date of termination of this Facility Lease, or minus an amount equal to any excess of the cumulative Renewal Lease Rent paid through the date of termination of this Facility Lease over the cumulative Renewal Lease Rent allocated to the portion of the Renewal Lease Term through the date of termination of this Facility Lease.

SECTION 16.       EVENTS OF DEFAULT

     The following events shall constitute a "Lease Event of Default" hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Entity):

     (a) any payment of Basic Lease Rent, Renewal Lease Rent, Termination Value (or amounts computed by reference to Termination Value) or Supplemental Lease Rent consisting solely of Make Whole Premium shall not have been made after the same shall have become due and payable, and such failure shall have continued unremedied for five (5) Business Days; or

     (b) any payment of Supplemental Lease Rent (other than Excepted Payments, unless the Owner Participant shall have declared a Lease Default with respect thereto, Make Whole Premium, if any, and Termination Value) shall not have been made after the same shall have become due and such failure shall have continued from a period of 30 days after receipt by the Lessee of written notice of such failure from the Owner Participant, the Owner Lessor, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee; or

     (c) the Lessee shall fail to observe or perform its obligation to maintain (or cause to be maintained) insurance in the amounts and on the terms set forth in Section 11; or

     (d) the Lessee shall fail to perform or observe any covenant, obligation or agreement to be performed or observed by it under this Facility Lease or any other Operative Document (other than any covenant, obligation or agreement referred to in Section 16(a), 16(b) or 16(c) or contained in the Tax Indemnity Agreement) in any material respect, and such failure shall continue unremedied for thirty (30) days after the earlier of (i) receipt by the Lessee of written notice thereof from the Owner Participant, the Owner Lessor, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee and (ii) the date on which the Lessee obtained Actual Knowledge thereof; provided, however, that if (i) such failure is capable of being remedied but not within such 30-day period, and (ii) such party is diligently proceeding to cure such failure, and such failure is reasonably capable of being remedied within such extended period, then the period for cure shall be extended for an additional 180 days; provided, further, that in the case of the Lessee's obligation set forth in clause (a)(ii) of
Section 7.1, if, to the extent and for so long as a test, challenge, appeal or proceeding shall be prosecuted in good faith by the Lessee, the failure by the Lessee to comply with such requirement shall not constitute a Lease Event of Default if such test, challenge, appeal or proceeding shall not involve (i) any material danger of foreclosure, sale, forfeiture or loss of, or imposition of a Lien on, the Facility or any substantial part thereof or the impairment of the use, operation or maintenance of the Facility in any material respect (in each case, unless such risk is appropriately bonded), (ii) any risk of criminal liability being asserted against the Owner Participant, the Owner Lessor, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee or their respective Affiliates, or (iii) any risk of the occurrence of any material adverse effect being incurred by the Owner Participant, the Owner Lessor, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee, including subjecting the Owner Participant or the Owner Lessor or their Affiliates to regulation as a public utility under Applicable Law; and provided, further, that in the case of the Lessee's obligation set forth in clause (a)(ii) of Section 7.1, if the noncompliance is not a type that can be immediately remedied, the failure to comply shall not be a Lease Event of Default if the Lessee is taking all reasonable action to remedy such noncompliance and if, but only if, such noncompliance shall not involve any danger or risks described in clause (i),
(ii) or (iii) of the preceding proviso; and provided, further, that such noncompliance, or such test, challenge, appeal or proceeding to review shall not extend beyond the date that is twenty-four (24) months prior to the scheduled expiration of the Basic Lease Term or any Renewal Lease Term then in effect or elected by the Lessee; or

     (e) the Guarantor shall fail to perform any covenant set forth in the Guaranty or the Certificate Purchase Agreement (other than any covenant referred to in paragraph (a) or (b) of this Section 16) and such failure shall continue unremedied for thirty (30) days after receipt by the Guarantor of written notice thereof from the Owner Participant, the Owner Lessor, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee; provided, however, that if (i) such failure is capable of being remedied but not within such 30-day period, and
(ii) the Guarantor is diligently proceeding to cure such failure and such failure is reasonably capable of being remedied within such extended period, then the period for cure shall be extended for an additional 180 days; or

     (f) any representation or warranty made by the Lessee or the Guarantor in the Operative Documents (other than the Tax Indemnity Agreement) or in any officer's certificate delivered pursuant thereto shall prove to have been incorrect as of the date made in any material respect and shall continue to be material and the condition giving rise to such incorrect representation or warranty is unremedied for a period of thirty (30) days after receipt by the Lessee or the Guarantor, as applicable, of written notice thereof from the Owner Participant, the Owner Lessor, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee; provided, however, that if (i) the condition giving rise to such incorrect representation or warranty is capable of being remedied but not within such 30-day period, and (ii) such party is diligently proceeding to remedy such condition, and such condition is reasonably capable of being remedied within such extended period, then the period for cure shall be extended for an additional 180 days; or

     (g) (i) the Lessee or the Guarantor shall commence any case or other proceeding (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Lessee or the Guarantor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Lessee or the Guarantor any case or other proceeding of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Lessee or the Guarantor any case or other proceeding seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the Lessee or the Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) the Lessee or the Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (h) the Site Lease ceases to be a valid and binding obligation of the Lessee; or

          (i) the Guaranty ceases to be a valid and binding obligation of the Guarantor.

SECTION 17.       REMEDIES

     Section 17.1. Remedies for Lease Event of Default. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, the Owner Lessor may, at its option, declare this Facility Lease to be in default by written notice to the Lessee; provided that upon the occurrence of a Lease Event of Default described in paragraph (g) of Section 16, this Facility Lease shall automatically be deemed to be in default without the need for giving any notice; and at any time thereafter, so long as the Lessee shall not have remedied all outstanding Lease Events of Default, the Owner Lessor may do one or more of the following as the Owner Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect:

          (a) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Lessee, at the Lessee's sole cost and expense, of the applicable covenants and terms of this Facility Lease or to recover damages for breach thereof;

          (b) by notice in writing to the Lessee, terminate this Facility Lease whereupon all right of the Lessee to the possession and use under this Facility Lease of the Facility shall absolutely cease and terminate but the Lessee shall remain liable as hereinafter provided; and thereupon, the Owner Lessor may demand that the Lessee, and the Lessee shall upon written demand of the Owner Lessor and at the Lessee's expense, forthwith return possession of the Facility to the Owner Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of
     Section 5, except those provisions relating to periods of notice; and the Owner Lessor may thenceforth hold, possess and enjoy the same free from any right of the Lessee, or its successor or assigns, to use the Facility for any purpose whatever;

          (c) sell the Owner Lessor's Interest at public or private sale, as the Owner Lessor may determine, free and clear of any rights of the Lessee under this Facility Lease and without any duty to account to the Lessee with respect to such sale or for the proceeds thereof (except to the extent required by paragraph (f) below if the Owner Lessor elects to exercise its rights under said paragraph and by Applicable Law), in which event the Lessee's obligation to pay Basic Lease Rent and Renewal Lease Rent hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that Basic Lease Rent and Renewal Lease Rent is to be included in computations under paragraph (e) or (f) below if the Owner Lessor elects to exercise its rights under said paragraphs);

          (d) hold, keep idle or lease to others the Owner Lessor's Interest as the Owner Lessor in its sole discretion may determine, free and clear of any rights of the Lessee under this Facility Lease and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto, except that the Lessee's obligation to pay Basic Lease Rent and Renewal Lease Rent due for any periods subsequent to the date upon which the Lessee shall have been deprived of possession and use of the Facility pursuant to this Section 17 shall be reduced by the net proceeds, if any, received by the Owner Lessor from leasing the Facility to any Person other than the Lessee;

          (e) whether or not the Owner Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (b) above with respect to the Facility, the Owner Lessor, by written notice to the Lessee specifying a Termination Date that shall be not earlier than 10 days after the date of such notice, may demand that the Lessee pay to the Owner Lessor, and the Lessee shall pay to the Owner Lessor, on the Termination Date specified in such notice, if such Termination Date is also a Rent Payment Date, any Basic Lease Rent or Renewal Lease Rent due and payable on such Termination Date, plus any unpaid Basic Lease Rent and Renewal Lease Rent due before such Termination Date, plus any Accrued Supplemental Lease Rent due and payable as of the payment date specified in such notice, plus as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Lease Rent and Renewal Lease Rent due after the Termination Date specified in such notice), (i) an amount equal to the excess, if any, of the Termination Value for the Facility computed as of the Termination Date specified in such notice over the Fair Market Sales Value of the Owner Lessor's Interest as of the Termination Date specified in such notice, or (ii) an amount equal to the excess, if any, of Termination Value for the Facility computed as of the Termination Date specified in such notice over the Fair Market Rental Value of the Owner Lessor's Interest until the end of the Basic Lease Term or the then current Renewal Lease Term, after discounting such Fair Market Rental Value semi-annually to present value as of the Termination Date specified in such notice at a rate equal to the Lease Debt Rate, or (iii) an amount equal to the Termination Value computed as of the Termination Date specified in such notice; provided that upon payment of Termination Value by the Lessee pursuant to clause (iii), above, and all other Rent then due and unpaid, or accrued and unpaid, by the Lessee, the Owner Lessor shall proceed to exercise its commercially reasonable efforts promptly to sell the Owner Lessor's Interest at public or private sale and shall pay over to the Lessee upon consummation of any such sale the net proceeds of such sale

     (after deducting from such proceeds all costs and expenses incurred by the Owner Lessor in connection therewith and all other amounts that may become payable to the Owner Lessor, the Owner Trustee, the Owner Participant, the Indenture Trustee or the Pass Through Trustee) but not to exceed the sum of Termination Value paid by the Lessee and the Lessee waives all claims against the Owner Lessor and the Owner Participant in connection with the sale of the Owner Lessor's Interest or the use of commercially reasonable efforts pursuant to this proviso; provided further that in lieu of paying an amount equal to the Termination Value pursuant to clause (iii) above, the Lessee may make a rejectable offer in writing to the Owner Lessor (within 5 days following the Lessee's receipt of notice by the Owner Lessor specifying a Termination Date) (an "Offer") to purchase the Facility at a purchase price equal to or greater than Termination Value (the "Offer Price"). If the Owner Lessor rejects such Offer in writing, the Lessee shall remain liable to pay Termination Value pursuant to clause (iii) above provided that (1) the Lessee shall have no obligation to pay the costs and expenses incurred by the Owner Lessor solely in connection with any sale of the Owner Lessor's Interest and (2) the Owner Lessor shall proceed to exercise its best efforts promptly to sell the Owner Lessor's Interest at public or private sale and shall pay over to the Lessee upon consummation of any such sale the proceeds of such sale, but not to exceed the sum of Termination Value paid by the Lessee. If the Lessee has made an Offer and the Owner Lessor accepts such Offer or fails to respond to such Offer within two (2) Business Days prior to the date on which the Lessee would have been required to pay Termination Value pursuant to clause (iii) above, the Lessee shall pay to the Owner Lessor the Offer Price on or before the Termination Date and upon such payment of the Offer Price and all other Rent then due and unpaid, or accrued and unpaid, by the Lessee, the Lessee shall no longer remain liable to pay Termination Value or other amounts pursuant to clause (iii) above and the Owner Lessor shall forthwith transfer to the Lessee (or its designee) in accordance with this Section 17.1(e) and Section 2.4 of the Site Lease on an "as is," "where is" and "with all faults" basis, without representation or warranty other than a warranty as to the absence of Owner Trustee's Liens attributable to the Owner Lessor accompanied by a warranty of the Owner Participant as to the absence of Owner Participant's Liens, all of its interest in the Owner Lessor's Interest and execute, acknowledge and deliver, and record and file (as appropriate), appropriate releases and shall use all reasonable efforts to cause the Indenture Trustee to release the Lien of the Indenture, and all other documents or instruments necessary or desirable to effect the foregoing all in form and substance reasonably satisfactory to the Owner Lessor and at the cost and expense of the Lessee, and upon payment of such amount under either clause (i), (ii) or (iii) of this paragraph (e), this Facility Lease and the Lessee's obligation to pay Basic Lease Rent and Renewal Lease Rent hereunder due for any periods subsequent to the date of such payment shall terminate;

          (f) if the Owner Lessor shall have sold the Owner Lessor's Interest pursuant to paragraph (c) above, the Owner Lessor may, if it shall so elect, demand that the Lessee pay to the Owner Lessor, and the Lessee shall pay to the Owner Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Lease Rent and Renewal Lease Rent due for any periods subsequent to the date of such sale), an amount equal to (i) any unpaid Basic Lease Rent and Renewal Lease Rent due before the date of such sale plus (ii) if that date is not a Termination Date, the daily equivalent of Basic Lease Rent or Renewal Lease Rent for the period from the preceding Termination Date to the date of such sale and if such date is a Rent Payment Date, Basic Lease Rent or Renewal Lease Rent due and payable on such date, plus (iii) the amount, if any, by which the Termination Value for the Facility computed as of the Termination Date next preceding the date of such sale or, if such sale occurs on a Rent Payment Date or a Termination Date then computed as of such date, exceeds the net proceeds of such sale, and, upon payment of such amount, this Facility Lease and the Lessee's obligation to pay Basic Lease Rent and Renewal Lease Rent for any periods subsequent to the date of such payment shall terminate; or

          (g) apply any amounts that are held by the Owner Lessor or the Indenture Trustee as security for the Lessee's obligations hereunder or under any Operative Document against any amounts owed by the Lessee hereunder or under any other Operative Document.

     In addition, the Lessee shall be liable, except as otherwise provided above, (i) for any and all unpaid Basic Lease Rent and Renewal Lease Rent due hereunder before or during the exercise of any of the foregoing remedies, and
(ii) on an After-Tax Basis, for reasonable legal fees and other reasonable, documented out-of-pocket costs and expenses incurred by reason of the occurrence of any Lease Event of Default or the exercise of the Owner Lessor's remedies with respect thereto, including the repayment in full of any costs and expenses necessary to be expended in connection with the return of the Facility in accordance with Section 5 hereof, including, any costs and expenses incurred by the Owner Lessor, the Owner Trustee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee in connection with retaking constructive possession of, or in repairing, the Facility in order to cause it to be in compliance with all maintenance standards imposed by this Facility Lease.

     Upon any termination of this Facility Lease in consequence of a Lease Event of Default in circumstances where Termination Value (or an amount determined by reference thereto, including any Offer Price) is not payable by the Lessee under this Section 17.1, the Lessee shall pay to the Owner Lessor any excess of any Underpayment of Basic Lease Rent as of the Termination Date on which this Facility Lease so terminates over any Interest on Prepaid Rent accrued and unpaid as of such Termination Date, or the Owner Lessor shall pay to the Lessee (but only after the Lessee and the Guarantor shall have fully satisfied all of their obligations to the Owner Lessor, the Owner Trustee, the Owner Participant and the Equity Investor under the Operative Documents) the sum of any Overpayment of Basic Lease Rent as of the Termination Date on which this Facility Lease so terminates and any Interest on Prepaid Rent as of such Termination Date, as the case may be, provided that in the event this Facility Lease shall terminate on a Basic Lease Rent Payment Date, the Interest on Prepaid Rent accrued and unpaid as of the applicable Termination Date shall be deemed to be zero, and provided further, that in the event this Facility Lease shall terminate on a date other than a Termination Date, the applicable amounts in respect of Underpayment of Basic Lease Rent and Overpayment of Basic Lease Rent and Interest on Prepaid Rent shall be interpolated as between the Termination Date immediately preceding and the Termination Date immediately succeeding such date of termination.

     All payments of Rent (other than Excepted Payments) under this Section 17.1 shall, so long as the Lien of the Indenture shall not have been terminated or discharged, be made to the Indenture Trustee.

     Section 17.2. Cumulative Remedies. The remedies in this Facility Lease provided in favor of the Owner Lessor shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity; and the exercise or beginning of exercise by the Owner Lessor of any one or more of such remedies shall not, except as specifically provided in this Section 17, preclude the simultaneous or later exercise by the Owner Lessor of any or all of such other remedies. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Owner Lessor to sell, lease or otherwise use the Facility or any Component thereof in mitigation of the Owner Lessor's damages as set forth in this Section 17 or which may otherwise limit or modify any of the Owner Lessor's rights and remedies in this Section 17.

     Section 17.3. No Delay or Omission to be Construed as Waiver. No delay or omission to exercise any right, power or remedy accruing to the Owner Lessor upon any breach or default by the Lessee under this Facility Lease shall impair any such right, power or remedy of the Owner Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default.

SECTION 18.       SECURITY INTEREST AND INVESTMENT OF SECURITY FUNDS.

     Any moneys received by the Owner Lessor or the Indenture Trustee pursuant to Section 10.2(b) or 11 or Schedule D shall, until paid to the Lessee in accordance with such Sections, be held by the Owner Lessor or the Indenture Trustee, as the case may be, as security for the Lessee's obligations under this Facility Lease and be invested from time to time in Permitted Investments by the Owner Lessor or the Indenture Trustee, as the case may be, at the sole risk of the Lessee, as the Lessee may, so long as no Significant Lease Default or Lease Event of Default has occurred and is continuing, direct in writing if such instruments are reasonably available for purchase. Any gain (including interest received) realized as the result of any such Permitted Investment (net of any fees, commissions, taxes and other expenses, if any, incurred in connection with such Permitted Investment) shall be applied or remitted to the Lessee in the same manner as the principal invested.

SECTION 19.       LESSEE'S RIGHT TO SUBLEASE

     The Lessee shall have the right to sublease the Facility without the consent of the Owner Lessor, the Owner Participant, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee under the following conditions:

          (a) the sublessee (i) is a corporation, partnership, business trust, limited liability company or other person or entity not subject to bankruptcy proceedings, (ii) is not involved in material pending and unresolved litigation with the Owner Participant (or any of its Affiliates) and (iii) is, or its operating and maintenance obligations under the sublease are guaranteed by, or such obligations are contracted to be performed by, an experienced, reputable operator of electric generating assets similar to the Facility;

          (b) the Owner Lessor, the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee shall have received an opinion of counsel, which opinion and counsel shall be reasonably acceptable to each such recipient, to the effect that all material regulatory approvals required to enter into the sublease have been obtained and are in full force and effect and the Pass Through Trustee shall have received a copy of, and be permitted to rely upon, such opinion;

          (c) the sublease does not extend beyond the scheduled expiration of the Basic Lease Term or any Renewal Lease Term then in effect or irrevocably elected by the Lessee (and may be terminated upon early termination of this Facility Lease) and is expressly subject and subordinate to this Facility Lease;

          (d) all terms and conditions of this Facility Lease, the Guaranty and the other Operative Documents remain in effect and the Lessee remains fully and primarily liable for its obligations under this Facility Lease and the other Operative Documents;

          (e) no Significant Lease Default or Lease Event of Default shall have occurred and be continuing;

          (f) the sublease prohibits further assignment or subletting;

          (g) the sublease requires the sublessee to operate and maintain the Facility (or to cause the Facility to be operated and maintained) in a manner consistent with this Facility Lease;

          (h) the sublease does not cause the Facility to become "tax-exempt use property" within the meaning of Section 168(h) of the Code (unless the Lessee shall make a payment to the Owner Participant contemporaneously with the execution of the sublease that compensates the Owner Participant (as determined in good faith by the Owner Participant) for the adverse tax consequences resulting from the classification of the Facility as "tax-exempt use property");

          (i) neither the Owner Participant nor the Owner Lessor nor, so long as the Lien of the Indenture has not been terminated or discharged, the Indenture Trustee, the Pass Through Trustee or any Certificateholder shall become an "electric utility company", a "public utility company," a "holding company", or an "affiliate," a "subsidiary company" or an "associate company" of a "holding company" under the Holding Company Act and the rules and regulations promulgated thereunder or a "public utility", or an "electric utility" under the Federal Power Act or otherwise be subject to regulation under the Public Service Law of New York or other similar Applicable Law as a result of such sublease; and

          (j) the sublease does not cause a Regulatory Event of Loss.

     The Lessee shall pay, on an After-Tax Basis, all reasonable documented out-of-pocket expenses of the Owner Lessor, the Owner Trustee, the Owner Participant, the Equity Investor, the Indenture Trustee and the Pass Through Trustee in connection with such sublease.

SECTION 20.       OWNER LESSOR'S RIGHT TO PERFORM

     If the Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein after notice to the Lessee and failure of the Lessee to so perform or comply within ten (10) days thereafter in the case of a failure to make any payment or thirty (30) days thereafter in all other cases, the Owner Lessor may itself, or may cause the Owner Participant to, make such payment or perform or comply with such agreement in a reasonable manner, but shall not be obligated hereunder to do so, and the amount of such payment and of the reasonable expenses of the Owner Lessor or the Owner Participant incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, to the extent permitted by Applicable Law, shall be deemed to be Supplemental Lease Rent, payable by the Lessee to the Owner Lessor on demand.

SECTION 21.      SECURITY FOR OWNER LESSOR'S OBLIGATION TO THE INDENTURE TRUSTEE

     In order to secure the Notes, the Owner Lessor will assign and grant a Lien to the Indenture Trustee in and to all of the Owner Lessor's right, title and interest in, to and under this Facility Lease, and grant a security interest in favor of the Indenture Trustee in all of the Owner Lessor's right, title and interest in and to the Facility (other than Excepted Payments and Excepted Rights). The Lessee hereby consents to such assignment and to the creation of such Lien and security interest and acknowledges receipt of copies of the
Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent of the Lessee under any other circumstances. Unless and until the Lessee shall have received written notice from the Indenture Trustee that the Lien of the Indenture has been terminated or discharged, the Indenture Trustee shall have the right to exercise the rights of the Owner Lessor under this Facility Lease to the extent set forth in and subject in each case to the exceptions set forth in the Indenture. TO THE EXTENT, IF ANY, THAT THIS FACILITY LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS FACILITY LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE ON THE SIGNATURE PAGE THEREOF.

SECTION 22.       MISCELLANEOUS

     Section 22.1. Amendments and Waivers. No term, covenant, agreement or condition of this Facility Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

     Section 22.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clause
(a) or (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other party:

         If to the Owner Lessor:

                  SE Ravenswood Trust
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890-0001
                  Telephone No.:  (302) 636-6000
                  Facsimile No.:  (302) 636-4140
                  Attention: Corporate Trust Administration

         with a copy to the Owner Participant:

                  SE Ravenswood Lease, L.L.C.
                  c/o Southern Energy Finance Company, Inc.
                  270 Peachtree Street, N.W.
                  Atlanta, GA 30303
                  Telephone No.:  (404) 506-5000
                  Facsimile No.:  (404) 506-0708
                  Attention: Director of Capital Markets and Leasing

         with a copy to:

                  SE Ravenswood Lease, L.L.C.
                  c/o Southern Energy Finance Company, Inc.
                  270 Peachtree Street, N.W.
                  Atlanta, GA 30303
                  Telephone No.:  (404) 506-5000
                  Facsimile No.:  (404) 506-0708
                  Attention: Financial Manager

         and to the Indenture Trustee (so long as the Lien of the Indenture has not been terminated or discharged):

                  Wells Fargo Bank Northwest, N.A.
                  213 Court Street, Suite 703
                  Middletown, CT 06457
                  Telephone No.:  (860) 704-6216
                  Facsimile No.:  (860) 704-6219
                  Attention: Corporate Trust Services
                  with a copy to:

                  Wells Fargo Bank Northwest, N.A.
                  299 South Main Street, 12th
                  Salt Lake City, Utah 84111
                  Telephone No.:  (801) 246-5630
                  Facsimile No.:  (801) 246-5053
                  Attention: Corporate Trust Services

         and to the Pass Through Trustee (so long as the Lien of the Indenture has not been terminated or discharged):

                  Wells Fargo Bank Northwest, N.A.
                  213 Court Street, Suite 703
                  Middletown, CT 06457
                  Telephone No.:  (860) 704-6216
                  Facsimile No.:  (860) 704-6219
                  Attention: Corporate Trust Services

                  with a copy to:

                  Wells Fargo Bank Northwest, N.A.
                  299 South Main Street, 12th
                  Salt Lake City, Utah 84111
                  Telephone No.:  (801) 246-5630
                  Facsimile No.:  (801) 246-5053
                  Attention: Corporate Trust Services

         If to the Lessee:

                  KeySpan-Ravenswood, LLC
                  c/o KeySpan Corporation
                  One MetroTech Center
                  Brooklyn, New York  11201

                  Attention: General Counsel
                  Telephone: (718) 403-1000
                  Telecopy: (718) 696-7139

     Section 22.3. Survival. Except for the provisions of Sections 3.3, 3.5, 5, 9 and 17 (and any other provisions hereof which expressly contemplate that they shall so survive), which shall survive, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Facility Lease in accordance with its terms.

     Section 22.4. Successors and Assigns. This Facility Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Except as expressly provided herein or in the other Operative Documents, neither party hereto may assign its interests or transfer its obligations herein without the consent of the other party hereto.

     Section 22.5. "True Lease". This Facility Lease shall constitute an agreement of lease and nothing herein shall, prior to termination of this Facility Lease, affect the Owner Lessor's status as owner of the Facility or be construed as conveying to the Lessee any right, title or interest in or to the Facility except as lessee only.

     Section 22.6. Governing Law. This Facility Lease has been delivered in the State of New York and shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

     Section 22.7. Severability. Any provision of this Facility Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 22.8. Counterparts. This Facility Lease may be executed by the parties hereto on any number of separate counterparts, each of which, subject to
Section 21, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 22.9. Headings and Table of Contents. The headings of the sections of this Facility Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 22.10. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by the other party, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Facility Lease. The Lessee shall be responsible for any costs and expenses incurred in connection therewith in accordance with Section 9.1 of the Participation Agreement.

     Section 22.11. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Facility Lease is executed and delivered by the Trust Company, not individually or personally but solely as trustee of the Owner Lessor under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by the Trust Company, but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on the Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Facility Lease.

     Section 22.12. Measuring Life. If and to the extent that any of the rights and privileges granted under this Facility Lease, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Facility Lease, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Facility Lease of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush, William J. Clinton and George W. Bush or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Facility Lease, whichever of (a) and (b) is shorter.

     Section 22.13. New York Sales Taxes. For New York State and New York City sales tax purposes, the parties to this Facility Lease intend that 5.98% of each payment of Basic Lease Rent and Renewal Lease Rent, if any, shall be attributable to transmission equipment and other tangible personal property the rental of which is subject to sales tax under Articles 28 and 29 of the New York Tax Law. The Lessee shall pay all taxes due with respect thereto directly to New York State.

     IN WITNESS WHEREOF, the Owner Lessor and the Lessee have caused this Facility Lease to be duly executed and delivered by their respective officers thereunto duly authorized.



                          SE Ravenswood Trust


                          By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee


                                 By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                          KEYSPAN-RAVENSWOOD, LLC


                                 By:
                                        ----------------------------------------
                                        Name:
                                        Title:

*Receipt of the original counterpart of the foregoing Facility Lease is hereby acknowledged on this 25th day of May, 2004.

                                            Wells Fargo Bank Northwest, n.a.,
                                            as Indenture Trustee


                                            By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


-------------
* This acknowledgment executed in the original counterpart only.

061267-0037-08734-NY02.2342818.35
                                                                SCHEDULE A
                                                                    to
                                                              Facility Lease
                                                              --------------


                            BASIC LEASE RENT PAYMENTS
                            -------------------------

                  (expressed as a percentage of Purchase Price)

                            (a)                    (b)
                        Basic Lease          Basic Lease Rent
                      Rent Payment Date     Payment Percentage
                      -----------------     ------------------





                                    SCH. A-1

                                                                  SCHEDULE B
                                                                       to
                                                                Facility Lease
                                                                --------------


                              ALLOCATION OF RENT,[1]
                PREPAID RENT AMOUNTS AND INTEREST ON PREPAID RENT
                -------------------------------------------------
       (a)              (b)                (c)                     (d)                  (e)           (f)

                                      Cumulative Rent         Cumulative Rent
                                      Payable through      Allocated through End
     Rental         Rent Allocated      End of Rental      of Succeeding Rental       Prepaid       Interest on
  Period Ending    to Rental Period        Period                Period            Rent Amount      Prepaid Rent
  -------------    ----------------        ------                ------            -----------      ------------



--------
1 For purposes of this Schedule B, Rent refers to the sum of Basic Lease Rent plus the absolute value of any Interest on Prepaid Rent taken into account in the determination thereof.


                                    SCH. B-1

                                                                   SCHEDULE C
                                                                      to
                                                                 Facility Lease
                                                                 --------------


                               TERMINATION VALUES
                               ------------------

                   (expressed as percentage of Purchase Price)
         (a)              (b)              (c)              (d)             (e)            (f)             (g)
                                                                                                         Equity
                      Preliminary                                                                       Portion of
                      Termination      Overpayment     Underpayment     Interest on    Termination      Termination
     Termination    Value Percentage     of Basic        of Basic      Prepaid Rent       Value           Value
        Date                            Lease Rent      Lease Rent                      Percentage*      Percentage
        ----        ----------------    ----------      ----------     ------------     -----------      ----------





* Column (f) = Column (b) - Column (c) + Column (d) - Column (e), except that on Termination Dates that are also Basic Lease Rent Payment Dates Column
     (f) = Column (b) - Column (c) + Column (d).


                                    SCH. C-1

                                                                   SCHEDULE D
                                                                      to
                                                                  Facility Lease
                                                                  --------------


                                    INSURANCE
                                    ---------

     (a) Insurance Coverage. The Lessee will procure and maintain, or cause to be procured and maintained, in full force and effect at all times throughout the term of the Facility Lease insurance policies with responsible insurance companies authorized to do business in the State of New York with a Best Insurance Reports rating of "A" or better, or if not rated by Best, a claims paying ability rating by S&P of BBB+ or higher (or such other company acceptable to the Owner Lessor, the Indenture Trustee and the Pass Through Trustee), with no less than the limits and coverage provisions set forth below:

     (i) Workers' Compensation Insurance. Workers' compensation insurance in accordance with and as required under the laws of the State of New York. A maximum deductible or self insured retention of $2,000,000 per occurrence shall be allowed.

     (ii) Employer's Liability Insurance. Employer's liability insurance, if the Lessee has any employees, providing compensation for occupational diseases and for injuries sustained by or death resulting to employees of the Lessee or its subcontractors as required by law, including the laws of each state wherein any work is performed under the Facility Lease and where employment contracts of such employees were made, including employer's liability insurance coverage with a $10,000,000 minimum limit per accident. A maximum deductible or self insured retention of $2,000,000 per occurrence shall be allowed.

     (iii) General Liability Insurance. Liability insurance on an occurrence (or claims made form) basis against claims for personal injury (including bodily injury and death) and property damage. Such insurance shall provide coverage for products completed operations, blanket contractual, explosion, collapse and underground coverage and shall be subject to the pollution liability exclusion with a $5,000,000 minimum limit per occurrence for combined bodily injury and property damage. A maximum deductible or self insured retention of $10,000,000 per occurrence shall be allowed.

     (iv) Automobile Liability Insurance. Automobile liability insurance against claims for personal injury (including bodily injury and death) and property damage covering all owned, leased non owned and hired motor vehicles with a $5,000,000 minimum limit per occurrence for combined bodily injury and property damage and containing appropriate no fault insurance provisions wherever applicable. A maximum deductible or self insured retention of $10,000,000 per occurrence shall be allowed.

     (v) Excess Insurance. Excess liability insurance on an occurrence (or claims made form) basis covering claims in excess of the underlying insurance described in the foregoing clauses (ii), (iii) and (iv), with a $100,000,000 minimum limit per occurrence. In the event the available limit of liability is less than $50,000,000 due to claims against such excess liability insurance, the


                                    SCH. D-1

Lessee shall purchase additional coverage so that the available limit of liability under such excess liability insurance is not less than $100,000,000.

     The Lessee may satisfy the insurance requirements set forth in the foregoing clauses (ii), (iii), (iv) and (v) by purchasing coverage in the amounts specified or by any combination of primary and excess insurance, so long as the total amount of insurance meets the requirements specified above.

     (vi) Physical Damage Insurance to the Facility. Property damage insurance on an "all risk" basis, including boiler and machinery insurance on a comprehensive basis, including coverage against damage or loss caused by earth movement, fire, lightning and flood and providing coverage for (1) the Facility in an amount equal to one hundred percent (100%) of the "full insurable replacement value" of the Facility, (2) transit including ocean marine transit, if applicable, with sub limits not less than $5,000,000, (3) foundations and other property below the surface of the ground and (4) attorneys' fees, engineering and other consulting costs, and permit fees directly incurred in order to repair or replace damaged insured property in a minimum amount of $1,000,000. For purposes of this clause (vi), "full insurable replacement value" shall mean the full replacement value of the Facility including any improvements, equipment, spare parts, fuel and supplies, without deduction for obsolescence. All such insurance may have deductibles of not greater than $10,000,000 per occurrence. Such insurance shall (x) not include any coinsurance provision, (y) provide for increased cost of construction and loss to undamaged property as the result of enforcement of building laws or ordinances with sub limits not less than 10% of the "full insurable replacement value" of the Facility, and (z) include debris removal with sub limits not less than $5,000,000. The earth movement and flood coverage may be of the type usually carried by corporations engaged in the same or similar business, similarly situated with the Lessee or its Affiliates, and owning or operating similar equipment and which cover risks of the kind customarily insured against by such corporations, and in substantially the amount applicable to similar equipment owned, leased or held by the Lessee or its Affiliates.

     If the insurance company providing the physical damage insurance is different from the insurance company providing the boiler and machinery insurance required pursuant to this clause (a)(vi) of this Schedule D, then a joint loss agreement between such companies shall be required and included as part of the respective policies.

     (b) Endorsements. All policies of insurance required by this Schedule D shall provide for waivers of subrogation by the insurers in favor of the Owner Lessor, the Owner Trustee, the Owner Participant, the Equity Investor, the Indenture Trustee and the Pass Through Trustee and their respective officers, directors, members, trustees and employees.

     All policies of liability insurance required to be maintained by the Lessee pursuant to clauses (a)(iii), (iv) and (v) of this Schedule D shall be endorsed as follows:

          (1)  To provide a severability of interest or cross-liability clause;

          (2) Such that the insurance shall be primary and not excess to or contributing with any insurance or self insurance maintained by the Owner Lessor, the Trust Company, the Owner Trustee, the Owner


                                    SCH. D-2

               Participant, the Equity Investor, the Indenture Trustee or the Pass Through Trustee; or

          (3) To name the Owner Lessor, the Trust Company, the Owner Trustee, the Owner Participant, the Equity Investor, the Indenture Trustee and the Pass Through Trustee and their respective officers, directors, members, trustees and employees as additional insureds.

     All policies of insurance required to be maintained by the Lessee pursuant to clause (a)(vi) of this Schedule D shall name the Indenture Trustee as a loss payee and (subject to the provisions of clause (d)(ii) of this Schedule D) shall name the Owner Lessor, the Owner Trustee, the Owner Participant, the Equity
Investor and the Pass Through Trustee as additional loss payees, as their interests may appear.

     (c) Waiver of Subrogation. The Lessee hereby waives any and all claims for recovery from the Owner Lessor, the Owner Trustee, the Owner Participant, the Equity Investor, the Indenture Trustee and the Pass Through Trustee and their respective officers, directors, members, trustees and employees for any and all loss or damage covered by any of the insurance required to be maintained pursuant to the terms of this Schedule D to the extent that such loss or damage is recovered under any such insurance. Inasmuch as the foregoing waiver will preclude the assignment of any such claim to the extent of such recovery, by subrogation (or otherwise), to an insurance company (or other Person), the Lessee shall give written notice of the terms of such waiver to each insurance company which has issued, or which may issue in the future, any such policy of insurance (if such notice is required by the insurance policy) and shall cause each such insurance policy to be properly endorsed by the issuer thereof, or to otherwise contain one or more provisions that prevent the invalidation of the insurance coverage provided thereunder by reason of such waiver.

         (d) Additional Requirements.

     (i) The Lessee shall promptly notify the Owner Lessor and, so long as the Notes are outstanding, the Indenture Trustee and the Pass Through Trustee of any loss in excess of $10,000,000 covered by any insurance required to be maintained pursuant to clause (a)(vi) of this Schedule D.

     (ii) All policies of insurance required to be maintained pursuant to clause
(a)(vi) of this Schedule D shall provide that the proceeds of such policies shall be payable solely to the Indenture Trustee pursuant to a standard first mortgage endorsement substantially equivalent to the Lenders Loss Payable Endorsement 438BFU or ISO endorsement CP12181091, without contribution. The Owner Lessor, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee shall have the right to join the Lessee in adjusting any loss in excess of $10,000,000 covered by any insurance required to be maintained pursuant to clause (a)(vi) of this Schedule D. All policies (other than in respect to liability or workers compensation insurance) shall insure the interests of the Owner Lessor, the Owner Trustee, the Owner Participant, the Equity Investor, the Indenture Trustee and the Pass Through Trustee regardless of any breach or violation by the Lessee of any warranties, declarations or conditions contained in such policies, any action or inaction of the Lessee, the Owner Lessor or others, or any foreclosure relating to the Facility or any change in ownership of all or any portion of the Facility.

                                    SCH. D-3

     (iii) A loss under any insurance required to be maintained pursuant to clause (a)(vi) of this Schedule D shall be adjusted with the insurance companies, including the filing in a timely manner of appropriate proceedings by the Lessee, subject to the approval of the Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee if such loss is in excess of $10,000,000, such approval not to be unreasonably withheld, delayed or conditioned. In addition the Lessee may in its reasonable judgment consent to the settlement of any loss; provided that, in the event that the amount of the loss exceeds $10,000,000, the terms of such settlement shall be consented to by the Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee, such consent not to be unreasonably withheld, delayed or conditioned.

     (iv) All policies of insurance required to be maintained pursuant to paragraph (a) of this Schedule D shall be endorsed so that if at any time they should be canceled, or coverage shall be reduced in a manner which adversely affects the interests of the Owner Lessor, the Owner Trustee, the Owner Participant, the Equity Investor, the Indenture Trustee or the Pass Through Trustee, such cancellation or reductions shall not be effective as to the Owner Lessor, the Owner Trustee, the Owner Participant, the Equity Investor, the Indenture Trustee and the Pass Through Trustee until thirty (30) days (except for non payment of any premium, which shall be for ten (10) days), after receipt by the Owner Lessor and the Indenture Trustee of written notice from such insurer of such cancellation or reduction.

     (v) The Lessee may, at its own cost and expense, prosecute any claim against any insurer or contest any settlement proposed by any insurer, and the Lessee may bring any such prosecution or contest in the name of the Indenture Trustee, the Owner Lessor, the Owner Trustee, the Lessee, or any thereof, and the Indenture Trustee and the Owner Lessor will join therein at the Lessee's request, provided that the Lessee shall indemnify the Indenture Trustee and the Owner Lessor against any losses, costs or expenses (including reasonable attorneys' fees) which the Indenture Trustee or the Owner Lessor may incur in connection with such prosecution or contest.

(e) Evidence of Insurance. On the Closing Date and on an annual basis on or before each policy anniversary, the Lessee shall furnish the Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee with approved certification of all insurance required to be maintained pursuant to this Schedule D. Such certification shall be executed by each insurer or by an authorized representative of each insurer where it is not practical for such insurer to execute the certificate itself. Such certification shall identify underwriters, the type of insurance, the insurance limits and the policy term and shall specifically list the special provisions required for such insurance pursuant to paragraph (a) of this Schedule D. Upon request, the Lessee will without unreasonable delay furnish the Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee copies of all insurance policies, binders and cover notes or other evidence of such insurance regarding the insurance required to be maintained by the Lessee pursuant to this Schedule D.

                                    SCH. D-4

     (f) Reports. Upon the request of the Owner Lessor or the Indenture Trustee or the Pass Through Trustee, concurrently with the furnishing of the certification referred to in paragraph (e) above, the Lessee will furnish the Owner Lessor, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee with (i) a report of an independent broker, signed by an officer of the broker, stating that in the opinion of such broker, the insurance then carried or to be renewed is in accordance with paragraphs (a), (b), (d) and (l) of this Schedule D and (ii) a schedule of the insurance policies held by or for the benefit of the Lessee and required to be maintained pursuant to paragraph (a) of this Schedule D. Such schedule of insurance shall include, to the extent such information is not included on the insurance certificates, the name of the insurance company, policy number, type of insurance, major limits of liability and expiration date of the insurance policies. In addition, the Lessee shall promptly advise the Owner Lessor and, so the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee in writing of any default in the payment of any premium and of any other act or omission on the part of the Lessee which may invalidate or render unenforceable, in whole or in part, any insurance required to be maintained by the Lessee pursuant to this Schedule D.

     (g) Failure to Maintain Insurance. In the event the Lessee fails to maintain the full insurance coverage required pursuant to paragraph (a) of this Schedule D, the Owner Lessor or the Indenture Trustee, upon thirty (30) days' prior notice (unless the aforementioned insurance would lapse within such period, in which event notice shall be given as soon as reasonably possible) to the Lessee of any such failure, may (but shall not be obligated to) take out the required policies of insurance and pay the premiums on the same and such premiums paid by the Owner Lessor or the Indenture Trustee shall be Supplemental Lease Rent.

     (h) No Duty of the Owner Lessor, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee to Verify or Review. No provision of this Schedule D, or any provision of this Facility Lease, shall impose on the Owner Lessor, the Trust Company, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by the Lessee, nor shall the Owner Lessor, the Trust Company, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee be responsible for any representations or warranties made by or on behalf of the Lessee to any insurance company or underwriter. Any failure on the part of the Owner Lessor, the Trust Company, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee to pursue or obtain the evidence of insurance required by this Schedule D from the Lessee and/or failure of the Owner Lessor, the Trust Company, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee to point out any non compliance of such evidence of insurance shall not constitute a waiver of any of the insurance requirements set forth in this Schedule D.

     (i) Application of Insurance or Requisition Proceeds for Event of Loss. Subject to paragraph (k) of this Schedule D, as between the Indenture Trustee, the Owner Lessor and the Lessee, it is agreed that (i) any insurance proceeds received as the result of the occurrence of any Event of Loss described in paragraph (a) or (b) of the definition thereof, or (ii) any Requisition proceeds received as the result of any Event of Loss described in paragraph (c) of the definition thereof, will be paid to the Indenture Trustee's Account or an account designated by the Indenture Trustee, so long as the Lien of the Indenture shall not have been terminated or discharged, and thereafter to an account of the Owner Lessor and disposed of as set forth in Section 10.2(b) of this Facility Lease.

                                    SCH. D-5

     (j) Application of Insurance or Requisition Proceeds for Other than Event of Loss. Subject to paragraph (k) of this Schedule D, as between the Indenture Trustee, the Owner Lessor and the Lessee, so long as no Lease Event of Default or Event of Loss shall have occurred and be continuing, (x) in the event (A) insurance proceeds received under the insurance maintained pursuant to the requirements of Section 11 of this Facility Lease on account of any damage to the Facility or any part thereof which does not constitute an Event of Loss or
(B) proceeds received as compensation for any Requisition or taking of possession of all or any portion of the Facility by or pursuant to a request of any Governmental Entity under the power of eminent domain or otherwise for a period which does not constitute an Event of Loss, in the aggregate, do not with respect to any such event exceed $10,000,000, such proceeds shall be paid out directly to the Lessee and (y) in the event any such proceeds exceed such amount, such proceeds will be held in an account of the Indenture Trustee, so long as the Lien of the Indenture shall not have been terminated or discharged, and thereafter in an account of the Owner Lessor and applied in payment (or to reimburse the Lessee) for repairs or replacement in accordance with the terms of this Facility Lease. The Lessee shall be entitled to receive the amounts so deposited against certificates, invoices or bills satisfactory to the Indenture Trustee, so long as the Lien of the Indenture shall not have been terminated or discharged, and thereafter the Owner Lessor, delivered to such party from time to time as such work or repair progresses. To the extent that the Indenture Trustee, so long as the Lien of the Indenture shall not have been terminated or discharged, and thereafter the Owner Lessor estimates that the cost of such work or repair shall exceed the amount of such proceeds, the Lessee will make adequate provisions for the payment thereof, which provisions shall be acceptable to such party. Any moneys remaining in the aforesaid account after final payment for repairs has been made shall be paid to the Lessee.

     (k) Application in Default. Any amount referred to in paragraphs (i) or (j) of this Schedule D which is payable to the Lessee shall not be paid to the Lessee or, if it has been previously paid to the Lessee, will not be retained by the Lessee, if at the time of such payment a Lease Event of Default shall have occurred and be continuing. In such event, all such amounts shall be paid to and held by the Indenture Trustee, so long as the Lien of the Indenture shall not have been terminated or discharged and thereafter the Owner Lessor, as security for the obligations of the Lessee hereunder, and be invested in Permitted Investments in accordance with Section 18 of this Facility Lease. Any such amounts, and any gain realized from such Permitted Investments, may be applied by such party toward payment of any of such obligations of the Lessee at the time due hereunder as such party may elect in its sole discretion. At such time as there shall not be continuing any Lease Event of Default, all such amounts at the time held by the Indenture Trustee, so long as the Lien of the Indenture shall not have been terminated or discharged, and thereafter the Owner Lessor, in excess of the amount, if any, which such party shall have elected to apply as above provided shall be paid to the Lessee.

     (l) "Claims Made" Policies for Certain Types of Insurance. If any liability insurance required to be maintained pursuant to paragraph (a) of this Schedule D is allowed to be written on a "claims made" basis, then such insurance shall include the following:

                                    SCH. D-6

     (i) the retroactive date (as such term is specified in each of such policies) shall be no later than the Closing Date; and

     (ii) each time any policy written on a "claims made" basis is not renewed or the retroactive date of such policy is to be changed, the Lessee shall obtain or cause to be obtained for each such policy or policies the broadest extended reporting period coverage, or "tail" reasonably available in the commercial insurance market for each such policy or policies, as determined in the reasonable judgment of the Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee, but in no event less than two years after the expiration of such policy or policies.

     (m) Required Insurance Not Available. In the event any insurance required to be maintained pursuant to this Schedule D, other than insurance required by law to be maintained, shall not be reasonably available and commercially feasible in the commercial insurance market, the Owner Lessor and, so long as the Notes are outstanding, the Indenture Trustee shall not unreasonably withhold, delay or condition their consent to waive such requirement to the extent the maintenance thereof is not so available so long as the Lessee shall
(i) provide written reports to the Owner Lessor, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee prepared by an independent insurance advisor of recognized national standing certifying that such insurance is not reasonably available and commercially feasible in the commercial insurance market for electric generating plants of similar type and capacity (and, in any case where the required amount is not so available, certifying as to the maximum amount which is so available) and explaining in detail the basis for such conclusions; and (ii) at any time after the granting of such waiver, but not more often than once a year, the Owner Lessor and, so long as the Notes are outstanding, the Indenture Trustee or the Pass Through Trustee may request, and the Lessee shall furnish to the Owner Lessor within thirty (30) days after such request, supplemental reports reasonably acceptable to the Owner Lessor from such insurance advisor updating its prior reports and reaffirming such conclusion and shall furnish to the Indenture Trustee and the Pass Through Trustee, so long as the Notes are outstanding, a certificate of the Lessee to such effect; provided, that any such relief from such requirements shall be effective only so long as such insurance shall not be available and commercially feasible in the commercial insurance market, it being understood that the failure of the Lessee to timely furnish any such supplemental report shall be conclusive evidence that such relief is no longer effective because such condition no longer exists, but that such failure is not the only way to establish such nonexistence.

     (n) Additional Insurance by Owner Lessor. At any time, the Owner Lessor (either directly or in the name of the Owner Participant), the Trust Company, the Owner Trustee or the Indenture Trustee may at its own expense and for its own account carry insurance with respect to its interest in the Facility; provided, that such insurance does not in any way interfere with the Lessee's ability to obtain insurance required to be maintained pursuant to this Schedule
D. Any insurance payments received from policies maintained by the Owner Lessor, the Trust Company, the Owner Trustee or the Indenture Trustee pursuant to the previous sentence shall be retained by the Owner Lessor, the Owner Trustee or the Indenture Trustee, as the case may be, without reducing or otherwise affecting the Lessee's obligations hereunder.

                                    SCH. D-7

     (o) Shared Coverage. All of the insurance policies required to be maintained pursuant to this Schedule D may cover other operations, facilities and properties of either the Lessee or the Guarantor or any of their Affiliates as long as the limits of insurance available to the Facility are not less than the requirements set forth herein. In such case, any reference herein to insurance maintained pursuant to the terms hereof shall be deemed only to refer to the insurance provided under such insurance policies to the extent such insurance is required to be maintained pursuant to the terms hereof.


                                    SCH. D-8

                                                                  EXHIBIT A
                                                                     to
                                                                Facility Lease
                                                                --------------


                          DESCRIPTION OF FACILITY SITE
                          ----------------------------

                                  FACILITY SITE














                                    EXH. A-1

                                                                   EXHIBIT B
                                                                      to
                                                                  Facility Lease
                                                                  --------------


                             Description of Facility
                             -----------------------




                                    EXH. B-1